                                                               Exhibit (b)(7)(i)


                              REINSURANCE AGREEMENT


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                 DOVER, DELAWARE

                       REFERRED TO AS THE "CEDING COMPANY"


                                       AND


                        ITT LYNDON LIFE INSURANCE COMPANY

                               ST. LOUIS, MISSOURI

                         REFERRED TO AS THE "REINSURER"

                                TABLE OF CONTENTS



                                                                            Page

ARTICLE I           GENERAL PROVISIONS                                        2

ARTICLE II          INITIAL CONSIDERATION AND REINSURANCE PREMIUMS            8

ARTICLE III         COMMISSIONS AND ALLOWANCES                               11

ARTICLE IV          BENEFIT PAYMENTS                                         17

ARTICLE V           RESERVE ADJUSTMENTS                                      20

ARTICLE VI          EXPENSE AND RISK CHARGES                                 22

ARTICLE VII         REINSURANCE GAINS AND LOSSES                             24

ARTICLE VIII        LOSS CARRYFORWARD                                        25

ARTICLE IX          EXPERIENCE REFUND                                        27

ARTICLE X           ACCOUNTING AND SETTLEMENTS                               29

ARTICLE XI          DURATION AND RECAPTURE                                   33

ARTICLE XII         TERMINAL ACCOUNTING AND SETTLEMENT                       35

ARTICLE XIII        REPRESENTATIONS                                          37

ARTICLE XIV         ARBITRATION                                              38

ARTICLE XV          INSOLVENCY                                               40

ARTICLE XVI         EXECUTION AND EFFECTIVE DATE                             41


SCHEDULE A          ANNUITIES AND RISKS REINSURED                            42

SCHEDULE B          QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS             43

SCHEDULE C          MODIFIED COINSURANCE RESERVE INVESTMENT CREDIT           46

SCHEDULE D          CEDING COMPANY DATA                                      47


EXHIBIT A           ACCOUNTS RECEIVABLE AGREEMENT

                              REINSURANCE AGREEMENT

This Agreement is made and entered into by and between North American Security Life Insurance Company (hereinafter referred to as the "Ceding Company") and ITT Lyndon Life Insurance Company (hereinafter referred to as the "Reinsurer").

The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. This Agreement is an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and performance of the obligations of each party under this Agreement will be rendered solely to the other party. In no instance will anyone other than the Ceding Company or the Reinsurer have any rights under this Agreement, and the Ceding Company will be and remain the only party hereunder that is liable to any insured, policyowner or beneficiary under any annuity reinsured hereunder.

                                    ARTICLE I
                               GENERAL PROVISIONS

1. Annuities and Risks Reinsured. The Reinsurer agrees to indemnify the Ceding Company for, and the Ceding Company agrees to reinsure with the Reinsurer, according to the terms and conditions hereof, the portion of the risks under the annuities described in Schedule A attached hereto.

2.    Coverages and Exclusions.

      A. Only the variable annuities described in Schedule A are reinsured under this Agreement.

      B. The Reinsurer will not participate in any loans on annuities reinsured hereunder.

3. Plan of Reinsurance. This indemnity reinsurance will be on a modified-coinsurance basis. The Ceding Company will retain, control and own all assets held in relation to the Modified Coinsurance Reserve.

4. Dividends to Policyowners. The Reinsurer will have no liability to the Ceding Company for reimbursement of, and will not reimburse the Ceding Company for, dividends to policyowners.

5. Expenses. The Reinsurer will bear no part of the expenses incurred in connection with the annuities reinsured hereunder, except as otherwise provided herein.

6. Annuity Changes. The Ceding Company must provide written notification to the Reinsurer of any change which affects the original terms or conditions of any annuity reinsured hereunder within fifteen (15) days after the change takes effect. The Reinsurer will provide written notification to the Ceding Company as to the Reinsurer's acceptance or rejection of the change within fifteen (15) days after receipt of notice of the change. If the Reinsurer accepts any such change, the Reinsurer will share in any increase or decrease in the Ceding Company's liability that results from such change in the same proportion as the portion of the annuities reinsured hereunder. If the Reinsurer rejects any such change, the Reinsurer's liability under this Agreement will be determined as if no such change had occurred.

7. No Extracontractual Damages. The Reinsurer does not indemnify the Ceding Company for, and will not be liable for, any extracontractual damages or extracontractual liability of any kind whatsoever resulting from fraud, oppression, bad faith, strict liability, or negligent, reckless or intentional wrongs on the part of the Ceding Company or its directors, officers, employees and agents. The following types of damages are examples of damages that would be excluded from this Agreement for the conduct described above: actual damages, damages for emotional distress, and punitive or exemplary damages.

8. Annuity Administration. The Ceding Company will administer the annuities reinsured hereunder and will perform all accounting for such annuities; provided, however, that the Reinsurer reserves the right to participate in claims administration.

9. Inspection. At any reasonable time, the Reinsurer may inspect, during normal business hours, at the principal office of the Ceding Company, the original papers and any and all other books or documents relating to or affecting reinsurance under this Agreement. The Reinsurer will not use any information obtained through any inspection pursuant to this Paragraph for any purpose not relating to reinsurance hereunder.

10. Taxes. The allowance for any premium taxes paid in connection with the annuities reinsured hereunder is included in the Commissions and Allowances as described in Article III. The Reinsurer will not reimburse the Ceding Company for any other taxes paid by the Ceding Company in connection with the annuities reinsured hereunder.

11. Proxy Tax Reimbursement. Pursuant to IRC Section 848, insurance companies are required to capitalize and amortize specified policy acquisition expenses. The amount capitalized is determined by proxy based on a percentage of "reinsurance premiums" as defined in the IRS regulations relating to IRC Section 848. At the Reinsurer's request, the Ceding Company will reimburse the Reinsurer for any positive timing cost to the Reinsurer which results from the application of IRC Section 848 to the annuities reinsured hereunder and which the Reinsurer considers material. At the Ceding Company's request, the Reinsurer will reimburse the Ceding Company for the absolute value of any negative timing cost to the Ceding Company which results from the application of IRC Section 848 to the annuities reinsured hereunder and which the Ceding Company considers material.

12. Election to Determine Specified Policy Acquisition Expenses. The Ceding Company and the Reinsurer agree that the party with net positive consideration under this Agreement will capitalize specified policy acquisition expenses with respect to annuities reinsured under this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended. The Ceding Company and the Reinsurer will exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The Ceding Company will submit a schedule to the Reinsurer by May 1 of each year showing its calculation of the net consideration for the preceding taxable year. The Reinsurer may contest the calculation in writing within thirty (30) days of receipt of the Ceding Company's schedule. Any differences will be resolved between the parties so that consistent amounts are reported on the respective tax returns for the preceding taxable year. This election to capitalize specified policy acquisition expenses without regard to the general deductions limitation is effective for all taxable years during which this Agreement remains in effect.

13. Condition. The reinsurance hereunder is subject to the same limitations and conditions as the annuities issued by the Ceding Company which are reinsured hereunder, except as otherwise provided in this Agreement.

14. Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required by this Agreement is unintentional and caused by misunderstanding or oversight, the Ceding Company and the

      Reinsurer will adjust the situation to what it would have been had the misunderstanding or oversight not occurred.

15. Adjustments. If the Ceding Company's liability under any of the annuities reinsured hereunder is changed because of a misstatement of age, sex or any other material fact, the Reinsurer will share in the change proportionately to the amount reinsured hereunder, and will make any and all proportional adjustments with the Ceding Company.

16. Reinstatements. If an annuity reinsured hereunder is surrendered or annuitized, and is subsequently reinstated while this Agreement is in force, the reinsurance for such annuity will be reinstated automatically. The Ceding Company will pay the Reinsurer the Reinsurer's proportionate share of all amounts received by the Ceding Company in connection with the reinstatement of the annuity plus any amounts previously refunded to the Ceding Company by the Reinsurer in connection with the lapse of the annuity.

17. Assignment. The Ceding Company may not assign any of its rights, duties or obligations under this Agreement without prior written consent of the Reinsurer.

18. Amendments. This Agreement may be amended only by written agreement of the parties.

19. Entire Agreement. The terms expressed herein constitute the entire agreement between the parties with respect to the annuities reinsured hereunder. There are no understandings between the parties with respect to the annuities reinsured hereunder other than as expressed in this Agreement.

                                   ARTICLE II
                 INITIAL CONSIDERATION AND REINSURANCE PREMIUMS

1. Initial Consideration. The Ceding Company will pay the Reinsurer an Initial Consideration equal to 100 percent of the Modified Coinsurance Reserve, as defined in Article V, Paragraph 3, calculated as of the Effective Date of this Agreement. Simultaneously with the payment of the Initial Consideration, the Ceding Company will withhold on behalf of the Reinsurer 3.2 percent of the Initial Consideration, calculated as of the Effective Date of this Agreement, in accordance with Paragraph 3 below, but not to exceed $15 million.

2. Reinsurance Premiums. The Ceding Company will pay the Reinsurer Reinsurance Premiums on all annuities in effect under this Agreement in an amount equal to that portion of the gross premiums collected by the Ceding Company during the current Accounting Period which corresponds to the portion of the annuities reinsured hereunder. The Reinsurance Premiums paid to the Reinsurer by the Ceding Company will be remitted to the Reinsurer at the end of the Accounting Period during which the gross premiums were collected by the Ceding Company and the Reinsurer will treat any such Reinsurance Premiums as paid premium for annual statement purposes, regardless of the mode of collection by the Ceding Company on the annuities reinsured hereunder.

3. Funds Withheld. The Ceding Company and the Reinsurer have entered into the "Accounts Receivable Agreement" attached to this Agreement as Exhibit A. Pursuant to the terms of the Accounts Receivable Agreement, the Ceding Company will withhold on behalf of the Reinsurer the amount described in Paragraph 1 above. The amount withheld by the Ceding Company will be credited to the Reinsurer and will be considered as an amount held on behalf of the Reinsurer. The Reinsurer will consider such amount as a receivable and the Ceding Company will consider such amount as a payable. Such amount withheld will be subject to repayment in accordance with the terms of the Accounts Receivable Agreement. The Funds Withheld at the end of each Accounting Period will be equal to (i) minus (ii), where:

            (i) equals the Funds Withheld at the end of the preceding Accounting Period; and

            (ii) equals any payment by the Ceding Company to the Reinsurer of any amount withheld, as described in item (i) above, during the Accounting Period in accordance with the Accounts Receivable Agreement.

      With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) above to "the end of the preceding Accounting Period" means 3.2 percent of the Initial Consideration, but not to exceed $15 million, determined in accordance with Paragraph 1 above.

      In no event will the Funds Withheld at the end of any Accounting Period exceed 50 percent of the Ceding Company's total statutory capital and surplus as of the end of the preceding calendar year.

4. Interest Expense Charge. The Ceding Company will pay the Reinsurer an Interest Expense Charge at the end of each Accounting Period equal to [(i) x (ii)] + [(iii) x (iv)], where:

            (i) equals any amounts withheld in accordance with item (i) of Paragraph 3 above, which have not been paid by the Ceding Company to the Reinsurer at the end of the preceding Accounting Period and for which payment is not due to the Reinsurer as described in the Accounts Receivable Agreement;

            (ii) equals the Interest Expense Rate as described in Paragraph 5 below;

            (iii) equals any amounts withheld in accordance with item (i) of
                  Paragraph 3 above, which have not been paid by the Ceding Company to the Reinsurer at the end of the preceding Accounting Period and for which payment is due to the Reinsurer as described in the Accounts Receivable Agreement; and

            (iv) equals the Loss Carryforward Rate described in Article VIII, Paragraph 2.

5. Interest Expense Rate. For the Accounting Periods beginning January 1, 1994 through December 31, 1998, the Interest Expense Rate at the end of each Accounting Period will be equal to 1.7715 percent. For Accounting Periods beginning January 1, 1999 and thereafter, the Interest Expense Rate at the end of each Accounting Period will be equal to the Loss Carryforward Rate as described in Article VIII, Paragraph 2.

                                   ARTICLE III
                           COMMISSIONS AND ALLOWANCES

1. Ceding Commission. Simultaneously with the payment of the Initial Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company of 2.2 percent of the Initial Consideration as described in
      Article II, Paragraph 1, but not to exceed $10 million.

2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) minus (ii), where:

            (i) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period; and

            (ii) equals the Unamortized Ceding Commission Adjustment determined in accordance with Paragraph 3 below.

      With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) to the "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) minus (ii) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

3. Unamortized Ceding Commission Adjustment. The Unamortized Ceding Commission Adjustment at the end of each Accounting Period equals (i) minus (ii) minus (iii) minus (iv) minus (v), where:

            (i) equals the Reinsurance Gain or Reinsurance Loss determined in accordance with Article VII;

            (ii) equals the Loss Carryforward at the end of the preceding Accounting Period with accrued interest thereon, determined in accordance with Article VIII, Paragraph 1, item (i);

            (iii) equals the Interest Expense Charge determined in accordance with Article II, Paragraph 4;

            (iv) equals the Interest on the Unamortized Ceding Commission determined in accordance with Paragraph 9 below; and

            (v) equals the Expense and Risk Charge determined in accordance with Article VI, Paragraph 2.

      However, in no event will the Unamortized Ceding Commission Adjustment be less than zero or exceed the lesser of:

            (1) the Unamortized Ceding Commission at the end of the preceding Accounting Period determined in accordance with Paragraph 2 above, or

            (2) the Maximum Unamortized Ceding Commission Adjustment as described in Paragraph 4 below.

      Notwithstanding anything to the contrary in this Agreement, if the Unamortized Ceding Commission at the end of any Accounting Period is still positive, but has been reduced during any Accounting Period by an amount less than the Maximum Unamortized Ceding Commission Adjustment described in Paragraph 4 below, then such shortfall can be recovered from future positive Unamortized Ceding Commission Adjustments.

4. Maximum Unamortized Ceding Commission Adjustment. The Maximum Unamortized Ceding Commission Adjustment for each Accounting Period is as follows:

         For Accounting                                Maximum Unamortized
     Periods Ending During                         Ceding Commission Adjustment
------------------------------------               -----------------------------
   1994 through 1998                                     $  500,000

   1999 and thereafter                                   $2,000,000

      However, if in any Accounting Period (a) the Termination Rate as described in Paragraph 5 below, is greater than 0.30, and/or (b) the Investment Credit Accumulation Rate as described in Paragraph 6 below, is less than zero, then the Reinsurer may elect to define the Maximum Withheld Ceding Commission Adjustment as any amount up to $10 million for the first Accounting Period in the current calendar year and for all Accounting Periods thereafter.

5. Termination Rate. The Termination Rate in any Accounting Period equals 1 - [(i) divided by (ii)], where:

            (i) equals the total number of annuities reinsured hereunder and described in Schedule A, as of the date the current Accounting Period ends; and

            (ii) equals the total number of annuities reinsured hereunder and described in Schedule A, as of the date one year prior to the date the current Accounting Period ends.

6. Investment Credit Accumulation Rate. The Investment Credit Accumulation Rate in any Accounting Period equals (i) / [.5 x {(ii) + (iii)}], where:

            (i) equals the Modified Coinsurance Reserve Investment Credit as described in Schedule C, for the current Accounting Period;

            (ii) equals the portion of the account value for the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder at the beginning of the current Accounting Period; and

            (iii) equals the portion of the account value for the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder at the end of the current Accounting Period.

7. Allowances for Commissions and Expenses. The Reinsurer will pay the Ceding Company Allowances for Commissions and Expenses for each Accounting Period, subsequent to the initial Accounting Period, equal to (i) plus
      (ii) plus (iii) plus (iv), where:

            (i)   equals (a) times (b), where:

                  (a) equals $7.50 times the quota share percentage of the annuities reinsured hereunder as described in Schedule A; and

                  (b) equals the number of annuities reinsured hereunder and described in Schedule A, and enforce at the end of the current Accounting Period;

            (ii) equals .0125 percent times that portion of the account value of the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the end of the current Accounting Period;

            (iii) equals the Trailer Commission, as defined below, times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period; and

            (iv) equals .25 percent times that portion of the account value, attributable to purchase payments received by the Ceding Company thirteen months or more prior to their trailer commission payment dates, of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period.

      The Trailer Commission for Venture Variable Annuity 3 annuities for each Accounting Period is defined below:

         For Accounting
      Periods Ending During                                Trailer Commission
             1994                                                  .04%

             1995                                                  .05%

             1996                                                 .055%

             1997 and thereafter                                 .0625%

8. Allowances for Death Benefit Guarantee. The Reinsurer will pay the Ceding Company Allowances for Death Benefit Guarantee for each Accounting Period, subsequent to the initial Accounting Period, as an allowance for costs of the minimum death benefit guarantee on the annuities reinsured hereunder, equal to the sum of:

            (i) .0375 percent times that portion of the account value of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period, plus

            (ii) .0125 percent times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period.

9. Interest on the Unamortized Ceding Commission. The Ceding Company will pay the Reinsurer Interest on the Unamortized Ceding Commission at the end of each Accounting Period, subsequent to the initial Accounting Period, equal to the Unamortized Ceding Commission at the end of the preceding Accounting Period determined in accordance with Paragraph 2 above, times the Interest Expense Rate described in Article II, Paragraph 5.

                                   ARTICLE IV
                                BENEFIT PAYMENTS

1. Benefit Payments. Benefit Payments, as referred to in this Agreement, means the Reinsurer's quota share of (i) Claims as described in Paragraph 2 below, (ii) Cash Surrender Values as described in Paragraph 3 below, and
      (iii) Annuity Benefits as described in Paragraph 7 below.

2. Claims. The Reinsurer will pay the Ceding Company Claims. The term "Claims," whenever used for purposes of this Agreement, means that portion of death benefits paid by the Ceding Company on annuities reinsured hereunder which is equal to the Reinsurer's quota share of the account value of those annuities.

3. Cash Surrender Values. The Reinsurer will pay the Ceding Company that portion of the Cash Surrender Values paid by the Ceding Company on annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder.

4. Notice. The Ceding Company will notify the Reinsurer promptly after receipt of any information regarding Claims on annuities reinsured hereunder. The reinsurance claim and copies of notification, claim papers, and proofs will be furnished the Reinsurer upon request.

5. Liability and Payment. The Reinsurer will accept the decision of the Ceding Company with respect to payment of Claims on annuities reinsured hereunder. The Reinsurer will pay its proportionate share of Claims in a lump sum to the Ceding Company without regard to the form of settlement by the Ceding Company.

6. Contested Claims. The Ceding Company will advise the Reinsurer of its intention to contest, compromise or litigate Claims involving annuities reinsured hereunder. The Reinsurer will pay its share of the expenses of such contests, in addition to its share of Claims, or it may choose not to participate. If the Reinsurer chooses not to participate, it will discharge its liability by payment to the Ceding Company of the full amount of its liability on the annuity reinsured.

7.    Annuity Benefits.

      A. The Reinsurer will be liable, on a coinsurance basis, for its portion of annuity payments made on any annuity reinsured hereunder if the annuity payments are based on the fixed settlement options at terms guaranteed in the annuity at the time of issue of the annuity.

      B. The Reinsurer will be liable, on a modified coinsurance basis, for its portion of annuity payments made on any annuity reinsured hereunder if the annuity payments are based on variable settlement options at terms guaranteed in the annuity at the time of issue of the annuity.

      C. The Reinsurer will not be liable for the reinsurance of any annuity annuitizing at terms more favorable than those guaranteed at the time of issue of such annuity. In the event that the Ceding Company allows annuitization at terms more favorable than those guaranteed in the annuity at the time of issue of such annuity, such annuity will be considered surrendered and the Reinsurer will pay the Ceding

            Company that portion of the annuity account value applied to the annuitization which corresponds to the portion of the annuities reinsured hereunder. No further obligation or liability will exist for the Reinsurer for such annuitized annuities.

                                    ARTICLE V
                               RESERVE ADJUSTMENTS

1. Initial Reserve Adjustment. Simultaneously with the payment of the Initial Consideration described in Article II, Paragraph 1, by the Ceding Company to the Reinsurer, the Reinsurer will pay the Ceding Company an Initial Reserve Adjustment in an amount that is equal to the Modified Coinsurance Reserve determined in accordance with Paragraph 3 below, on the Effective Date of this Agreement.

2.    Modified Coinsurance Reserve Adjustment.

      A. The Modified Coinsurance Reserve Adjustment will be computed each Accounting Period equal to (i) minus (ii) minus (iii), where:

            (i) equals the Modified Coinsurance Reserve at the end of the current Accounting Period on the annuities reinsured hereunder;

            (ii) equals the Modified Coinsurance Reserve at the end of the preceding Accounting Period on the annuities reinsured hereunder; and

            (iii) equals the Modified Coinsurance Reserve Investment Credit described in Schedule C.

            With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (ii) above to "the end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Initial Reserve Adjustment, as described in Paragraph 1 above, has occurred. In the Accounting Period in which termination of this Agreement occurs, the reference in (i) above to "the end of the current Accounting Period" refers to the terminal accounting date as described in Article XII, Paragraph 2.

      B. For any Accounting Period in which the amount computed in A. above is positive, the Reinsurer will pay the Ceding Company such amount. For any Accounting Period in which the amount computed in A. above is negative, the Ceding Company will pay the Reinsurer the absolute value of such amount.

3. Modified Coinsurance Reserve. The term "Modified Coinsurance Reserve," as used in this Agreement, means the statutory reserve held by the Ceding Company with respect to the annuities reinsured hereunder.

4. Reserve Strengthening. Any increase in reserves resulting from a reserve strengthening with respect to the annuities reinsured hereunder will be paid by the Ceding Company to the Reinsurer at the end of the Accounting Period during which the reserve strengthening occurs.

                                   ARTICLE VI
                            EXPENSE AND RISK CHARGES

1. Initial Expense and Risk Charge. The Initial Expense and Risk Charge for the initial Accounting Period, payable to the Reinsurer by the Ceding Company will be 1 percent times the Ceding Commission determined in accordance with Article III, Paragraph 1.

2. Expense and Risk Charge. The Expense and Risk Charge for each Accounting Period subsequent to the initial Accounting Period, payable to the Reinsurer by the Ceding Company, will be equal to the sum of (i) and (ii), where:

            (i) equals the Expense and Risk Charge Rate, as defined below, times the Loss Carryforward for the preceding Accounting Period, with accrued interest thereon, determined in accordance with Article VIII, Paragraph 1, item (i); and

            (ii) equals the Expense and Risk Charge Rate, as defined below, times the Expense and Risk Charge Base, as defined below.

      The Expense and Risk Charge Rate for each Accounting Period is defined as follows:

         For Accounting                                      Expense and
      Periods Ending During                                Risk Charge Rate
--------------------------------                           ----------------
      1994 through 1998                                         .4125%

      1999 and thereafter                                       .4142%

The Expense and Risk Charge Base for each Accounting Period is defined as follows:

               For Accounting
            Periods Ending During           Expense and Risk Charge Base
          -------------------------     --------------------------------------
            1994 through 1998           greater of either (a) the Unamortized
                                        Ceding Commission at the end of the
                                        preceding Accounting Period
                                        determined in accordance with
                                        Article III, Paragraph 2, minus the
                                        Maximum Unamortized Ceding
                                        Commission Adjustment determined in
                                        accordance with Article III,
                                        Paragraph 4, or (b) quantity (iii)
                                        as defined below, but never less
                                        than zero

            1999 and thereafter         (iii) below, but never less than
                                        zero, where:

            (iii) equals (a) plus (b) minus (c) minus (d) minus (e), where:

                  (a) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period determined in accordance with Article III, Paragraph 2;

                  (b) equals the absolute value of any Reinsurance Loss determined in accordance with Article VII;

                  (c) equals any Reinsurance Gain determined in accordance with Article VII;

                  (d) equals the Interest Expense Charge determined in accordance with Article II, Paragraph 4; and

                  (e) equals the Interest on the Unamortized Ceding Commission determined in accordance with Article III, Paragraph 9.

In no event will the Expense and Risk Charge payable be less than $20,000 for any Accounting Period after December 31, 1998.

                                   ARTICLE VII
                          REINSURANCE GAINS AND LOSSES

Formula. A Reinsurance Gain or Reinsurance Loss will be calculated for each Accounting Period and will be equal to the excess of (i) over (ii), where:

      (i)   equals the Reinsurance Premiums determined in accordance with
            Article II, Paragraph 2; and

      (ii)  equals the sum of:

            (a)   Benefit Payments, as described in Article IV, plus

            (b) the Modified Coinsurance Reserve Adjustment, determined in accordance with Article V, Paragraph 2, plus

            (c) Allowances for Commissions and Expenses determined in accordance with Article III, Paragraph 7, plus

            (d) Allowances for Death Benefit Guarantee determined in accordance with Article III, Paragraph 8.

A Reinsurance Gain results if the excess of (i) over (ii) is positive. A Reinsurance Loss results if the excess of (i) over (ii) is negative.

                                  ARTICLE VIII
                                LOSS CARRYFORWARD

1. Formula. The Loss Carryforward at the end of each Accounting Period will be equal to (i) minus (ii) plus (iii) plus (iv) plus (v) plus (vi), where:

            (i) equals the Loss Carryforward at the end of the preceding Accounting Period (except that, for the initial Accounting Period, the preceding Accounting Period Loss Carryforward will be zero) accumulated to the end of the current Accounting Period at an interest rate equal to the Loss Carryforward Rate described in Paragraph 2 below;

            (ii)  equals any Reinsurance Gain determined in accordance with
                  Article VII;

            (iii) equals the absolute value of any Reinsurance Loss determined in accordance with Article VII;

            (iv) equals the Interest Expense Charge determined in accordance with Article II, Paragraph 4;

            (v) equals the Interest on the Unamortized Ceding Commission determined in accordance with Article III, Paragraph 9; and

            (vi) equals the Expense and Risk Charge determined in accordance with Article VI, Paragraph 2.

      If the above calculation yields a negative amount, then the Loss Carryforward will be set equal to zero.

2. Loss Carryforward Rate. The Loss Carryforward Rate at the end of each Accounting Period will be equal to 43.75 basis points plus (i) divided by
      (ii), where:

            (i) equals the ninety day (90) transfer pricing rate as determined by ITT Financial Corporations's Treasury Department for ITT Financial Corporation debt as of the date the current Accounting Period begins; and

            (ii)  equals four.

                                   ARTICLE IX
                                EXPERIENCE REFUND

1. General. An Experience Refund will be paid by the Reinsurer to the Ceding Company at the end of each Accounting Period with respect to the reinsurance hereunder, if the operation of the Experience Refund formula detailed in Paragraph 2 below produces a positive amount for that Accounting Period. If the operation of the Experience Refund formula produces a negative amount for that Accounting Period, then the Experience Refund will be zero and the Loss Carryforward provisions of Article VIII will apply. No Experience Refund will be paid by the Reinsurer to the Ceding Company after the earliest of: (a) the Unamortized Ceding Commission as described in Article III, Paragraph 2, becomes zero, or (b) the Ceding Company withholds amounts in accordance with Article II, Paragraph 3, item (i) for which payment is due to the Reinsurer as described in the Accounts Receivable Agreement.

2. Formula. The Experience Refund at the end of each Accounting Period will be equal to (i) minus (ii), where:

            (i) equals the Reinsurance Gain or Reinsurance Loss determined in accordance with Article VII; and

            (ii)  equals the sum of:

                  (a) the Loss Carryforward for the preceding Accounting Period, with accrued interest thereon, determined in accordance with Article VIII, item (i), plus

                  (b) the Interest Expense Charge determined in accordance with Article II, Paragraph 4, plus

                  (c) the Interest on the Unamortized Ceding Commission determined in accordance with Article III, Paragraph 9, plus

                  (d) the Expense and Risk Charge determined in accordance with Article VI, Paragraph 2, plus

                  (c) the Unamortized Ceding Commission Adjustment determined in accordance with Article III, Paragraph 3.

                                    ARTICLE X
                           ACCOUNTING AND SETTLEMENTS

1. Quarterly Accounting Period. Each Accounting Period under this Agreement will be a calendar quarter, except that: (a) the initial Accounting Period runs from the Effective Date of this Agreement through the last day of the calendar quarter during which the Effective Date of this Agreement falls, and (b) the final Accounting Period runs from the end of the preceding Accounting Period until the terminal accounting date of this Agreement as described in Article XII, Paragraph 2. However, the Reinsurer reserves the right to adjust all accounting and settlements to a calendar year-to-date basis.

2. Quarterly Accounting Reports. Quarterly accounting reports in the form of Schedule B will be submitted to the Reinsurer by the Ceding Company for each Accounting Period not later than fifteen (15) days after the end of each Accounting Period. Such reports will include information on the amount of Initial Consideration, Reinsurance Premiums, Ceding Commission, Allowances for Commissions and Expenses, Allowances for Death Benefit Guarantee, Benefit Payments, Reinsurance Gains and Losses, Experience Refund, Loss Carryforward, Funds Withheld, Interest Expense Charge, Unamortized Ceding Commission, Unamortized Ceding Commission Adjustment, Interest on the Unamortized Ceding Commission, Expense and Risk Charges and Modified Coinsurance Reserve.

3.    Initial Quarterly Settlement.

      A. Within fifteen (15) days after the initial Accounting Period, the Ceding Company will pay the Reinsurer the sum of: (i) the Initial Consideration determined in accordance with Article II, Paragraph 1, plus (ii) the Initial Expense and Risk Charge determined in accordance with Article VI, Paragraph 1.

      B. Simultaneously, the Reinsurer will pay the Ceding Company the sum of: (i) the Initial Reserve Adjustment determined in accordance with
            Article V, Paragraph 1, plus (ii) the Ceding Commission determined in accordance with Article III, Paragraph 1.

4.    Quarterly Settlements.

      A. Within fifteen (15) days after the end of each Accounting Period, the Ceding Company will pay the Reinsurer the sum of: (i) the Reinsurance Premiums determined in accordance with Article II, Paragraph 2, plus (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer determined in accordance with Article V, Paragraph 2, plus (iii) any Funds Withheld payable to the Reinsurer during the current Accounting Period in accordance with the terms of the Accounts Receivable Agreement determined in accordance with
            Article II, Paragraph 3, item (ii).

      B. Simultaneously, the Reinsurer will pay the Ceding Company the sum of: (i) the amount of Benefit Payments paid during the Accounting Period as described in Article IV, plus (ii) Allowances for Commissions and Expenses determined in accordance with Article III, Paragraph 7, plus (iii) Allowances for Death Benefit Guarantee determined in accordance with Article III, Paragraph 8, plus (iv) any Modified Coinsurance Reserve Adjustment payable to the Ceding Company determined in accordance with Article V, Paragraph 2, plus
            (v) any Experience Refund determined in accordance with Article IX.

5. Amounts Due Quarterly. Except as otherwise specifically provided in this Agreement, all amounts due to be paid to either the Ceding Company or the Reinsurer under this Agreement will be determined on a net basis as of the last day of each Accounting Period and will be due as of such date and payable within fifteen (15) days after the end of the Accounting Period.

6. Annual Accounting Reports. The Ceding Company will provide the Reinsurer with annual accounting reports within thirty (30) days after the end of the calendar year for which such reports are prepared. These reports will contain sufficient information about the annuities reinsured hereunder to enable the Reinsurer to prepare its annual financial reports and to verify the information reported in Schedule B, and will include Exhibit 8 by reserve basis, Page 7, Page 23 and Schedule S of the Annual Statement.

7. Estimations. If the amounts, as described in Paragraphs 3 and 4 above, cannot be determined by the dates described in Paragraph 5 above, on an exact basis, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when they become available.

8. Delayed Payments. For purposes of Paragraph 5 above, if there is a delayed settlement of a payment due, there will be an interest penalty, at the Interest Expense Rate described in Article II, Paragraph 5, for the period that the amount is overdue. For purposes of this Paragraph, a payment will be considered overdue thirty (30) days after the date such payment is due.

9. Offset of Payments. All monies due either the Ceding Company or the Reinsurer under this Agreement or any other agreements will be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                   ARTICLE XI
                             DURATION AND RECAPTURE

1. Duration. Except as otherwise provided herein, this Agreement is unlimited in duration.

2. Reinsurer's Liability. The liability of the Reinsurer with respect to any annuity reinsured hereunder will begin simultaneously with that of the Ceding Company, but not prior to the Effective Date of this Agreement. The Reinsurer's liability with respect to any annuity reinsured hereunder will terminate on the earliest of: (i) the date such annuity is recaptured;
      (ii) the date the Ceding Company's liability on such annuity is terminated; or (iii) the date this Agreement is terminated. Termination of the Reinsurer's liability is subject to payments in respect of such liability in accordance with the provisions of Article XII of this Agreement. In no event should the interpretation of this Paragraph imply a unilateral right of the Reinsurer to terminate this Agreement.

3. Termination for Nonpayment of Reinsurance Premiums or Other Amounts Due. If the Ceding Company fails to pay the Reinsurance Premiums or any other amounts due to the Reinsurer pursuant to this Agreement, within sixty (60) days after the end of any Accounting Period, the Reinsurer may terminate this Agreement, subject to thirty (30) days prior written notice to the Ceding Company.

4. Recapture. Annuities reinsured hereunder will be eligible for recapture, at the option of the Ceding Company, on any January 1, following the fifth anniversary of the Effective Date of this Agreement, subject to ninety
      (90) days prior written notice, or on any other date which is mutually agreed to in writing. If the Ceding Company opts to recapture, then the Ceding Company must recapture all of the annuities reinsured hereunder. In no event may the Ceding Company recapture anything other than 100 percent of all annuities reinsured hereunder.

5. Internal Replacements. Should the Ceding Company, its affiliates, successors or assigns, initiate a program of Internal Replacement that would include any of the annuities reinsured hereunder, the Ceding Company will immediately notify the Reinsurer. The Reinsurer may elect to treat such annuities as recaptured rather than surrendered, and such recapture will apply to all annuities reinsured hereunder. For purposes of this Agreement, the term "Internal Replacement" means any instance in which a policy or any portion of the cash value of an annuity is exchanged for another policy or annuity, not covered under this Agreement, which is written by the Ceding Company, its affiliates, successors or assigns.

                                   ARTICLE XII
                       TERMINAL ACCOUNTING AND SETTLEMENT

1. Terminal Accounting. In the event that this Agreement is terminated in accordance with Article XI, Paragraph 3, or all reinsurance under this Agreement is recaptured in accordance with Article XI, Paragraph 4, a Terminal Accounting and Settlement will take place.

2. Date. The terminal accounting date will be the earliest of: (1) the effective date of recapture pursuant to any notice of recapture given under this Agreement, (2) the effective date of termination pursuant to any notice of termination given under this Agreement, or (3) any other date mutually agreed to in writing.

3.    Settlement. The Terminal Accounting and Settlement will consist of:

            (a) The quarterly settlement as provided in Article X, Paragraph 4, computed as of the terminal accounting date; and

            (b) payment by the Ceding Company to the Reinsurer of a Terminal Reserve equal to the Modified Coinsurance Reserve on the annuities reinsured hereunder as of the terminal accounting date;

            (c) payment by the Reinsurer to the Ceding Company of a Terminal Reserve Adjustment equal to the Modified Coinsurance Reserve on the annuities reinsured hereunder as of the terminal accounting date;

            (d) payment by the Ceding Company to the Reinsurer of a Terminal Ceding Commission Adjustment equal to any Unamortized Ceding

                  Commission as described in Article III, Paragraph 2, as of the terminal accounting date;

            (e) payment by the Ceding Company to the Reinsurer of any Funds Withheld determined in accordance with Article II, Paragraph 3, as of the terminal accounting date; and

            (f) payment by the Ceding Company to the Reinsurer of any Loss Carryforward as described in Article VIII, calculated as of the terminal accounting date.

      If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Ceding Company, such amount will be paid by the Reinsurer to the Ceding Company. If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Reinsurer, such amount will be paid by the Ceding Company to the Reinsurer.

4. Supplementary Accounting and Settlement. In the event that, subsequent to the Terminal Accounting and Settlement as provided above, a change is made with respect to any amounts due, a supplementary accounting will take place pursuant to Paragraph 3 above. Any amount owed to the Ceding Company or to the Reinsurer by reason of such supplementary accounting will be paid promptly upon the completion thereof.

                                  ARTICLE XIII
                                 REPRESENTATIONS

Representations. The Ceding Company acknowledges that, at the Reinsurer's request, it has provided the Reinsurer with the Ceding Company Data described in Schedule D prior to the execution of this Agreement by the Reinsurer. The Ceding Company represents that all factual information contained in the Ceding Company Data is complete and accurate as of the date the document containing the information was prepared. The Ceding Company further represents that any assumptions made in preparing the Ceding Company Data were based upon informed judgment and are consistent with sound actuarial principles. The Ceding Company further represents that it is not aware of any omissions, errors, changes or discrepancies which would materially affect the Ceding Company Data. The Reinsurer has relied on such data and the foregoing representations in entering into this Agreement.

                                   ARTICLE XIV
                                   ARBITRATION

1. General. All disputes and differences between the Ceding Company and the Reinsurer on which an agreement cannot be reached will be decided by arbitration. The arbitrators will construe this Agreement from the standpoint of practical business and equitable principles and the customs and practices of the insurance and reinsurance business, rather than from the standpoint of strict law. The parties intend that the arbitrators will make their decision with a view to effecting the intent of this Agreement.

2. Method. Three arbitrators will decide any differences. They must be impartial and present or former officers of life insurance companies other than the parties to this Agreement or any company owned by, or affiliated with, either party. One of the arbitrators will be appointed by the Reinsurer, another by the Ceding Company, and the two arbitrators thus selected will select a third arbitrator before arbitration begins. Should one of the parties decline to select an arbitrator within thirty (30) days after the date of a written request to do so, or should the two arbitrators selected by the parties not be able to agree upon the choice of a third, the appointment(s) will be left to the President of the American Arbitration Association or its successor. The arbitrators will decide by a majority of votes and their decision will be final and binding upon the parties. The costs of arbitration, including the fees of the arbitrators, will be shared equally by the parties unless the arbitrators decide otherwise. Any counsel fees incurred by a party in the conduct of arbitration will be paid by the party incurring the fees.

                                   ARTICLE XV
                                   INSOLVENCY

Insolvency. In the event of the Ceding Company's insolvency, any payments due the Ceding Company from the Reinsurer pursuant to the terms of this Agreement will be made directly to the Ceding Company or its liquidator, receiver or statutory successor. The reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under the annuities reinsured without diminution because of the insolvency of the Ceding Company. The liquidator, receiver or statutory successor of the Ceding Company will give the Reinsurer written notice of the pendency of a claim against the Ceding Company on any annuity reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may investigate such claim and interpose in the Ceding Company's name (or in the name of the Ceding Company's liquidator, receiver or statutory successor), in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as a part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

                                   ARTICLE XVI
                          EXECUTION AND EFFECTIVE DATE

In witness of the above, this Agreement is executed in duplicate on the dates indicated below with an Effective Date of December 31, 1993.

                          NORTH AMERICAN SECURITY LIFE


ATTEST:                                    INSURANCE COMPANY ("Ceding Company")

   By:                                        By:
      ---------------------------------          -------------------------------
Title:                                     Title:
      ---------------------------------          -------------------------------
 Date:                                      Date:
      ---------------------------------          -------------------------------



                                           ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                                    ("Reinsurer")


   By:                                        By:
      ---------------------------------          -------------------------------
Title:                                     Title:
      ---------------------------------          -------------------------------
 Date:                                      Date:
      ---------------------------------          -------------------------------

                                   SCHEDULE A

                          ANNUITIES AND RISKS REINSURED

Annuities and Risks Reinsured. The amount of reinsurance under this Agreement will be a quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                              Quota          Contract and
Plan                      Issue Years         Share       Certificate Numbers
--------------------     -------------       -------     ---------------------
Venture Variable
Annuity 3                 1987 - 1993          64%              203-VA

Venture Vision            1993                 95%              VEN 10

"Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder.

                                   SCHEDULE B

                  QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS

                        FROM CEDING COMPANY TO REINSURER

                       Accounting Period: ______________
                       Calendar Year: __________________
                       Date Report Completed:___________


1.    Initial Consideration (Article II, Paragraph 1)*

      a.    Amount of Initial Consideration paid
            to Reinsurer                                       ____

      b.    Amount of Initial Consideration withheld by
            Ceding Company                                     ____

      Initial Consideration = a + b                                   ____

2.    Reinsurance Premiums (Article II, Paragraph 2)                  ____

3.    Benefit Payments (Article IV)

      a.    Death Benefits                                     ____

      b.    Cash Surrender Values                              ____

      c.    Annuity Benefits                                   ____

      Benefit Payments = a + b + c                                    ____

4.    Initial Reserve Adjustment (Article V, Paragraph 1)*            ____

5.    Modified Coinsurance Reserve Adjustment (Article V, Paragraph 2)

      a.    Modified Coinsurance Reserve end of
            preceding Accounting Period                        ____

      b.    Modified Coinsurance Reserve end of
            current Accounting Period                          ____

      c.    Equals b - a                                       ____

      d.    Modified Coinsurance Reserve Investment
            Credit (Schedule C)                                ____

      Modified Coinsurance Reserve Adjustment = c - d                 ____

6.    Reinsurance Gain = 2 - 3 - 5 - 14 - 15
      (If negative, see Article VII)                                  ____

7.    Reinsurance Loss = 2 - 3 - 5 - 14 - 15
      (If positive, see Article VII)                                  ____

8.    Loss Carryforward [Article VIII, Paragraph 1, item (i)]         ____

9.    Initial Expense and Risk Charge (Article VI, Paragraph 1)*      ____

10.   Expense and Risk Charge (Article VI, Paragraph 2)               ____

11.   Ceding Commission (Article III, Paragraph 1)*                   ____

12.   Unamortized Ceding Commission (Article III, Paragraph 2)
                                                                  ----------

13.   Unamortized Ceding Commission Adjustment
      (Article III, Paragraph 3)
                                                                  ----------

14.   Allowances for Commissions and Expenses
      (Article III, Paragraph 7)
                                                                  ----------

15.   Allowances for Death Benefit Guarantee
      (Article III, Paragraph 8)
                                                                  ----------

16.   Experience Refund = 6 + 7 - 8 - 10 - 13 - 19 - 20
      (If negative, see Article IX)
                                                                  ----------

17.   Funds Withheld payment [Article II, Paragraph 3, item (ii)]
                                                                  ----------

18.   Funds Withheld = 1a - 16 (Article II, Paragraph 3)
                                                                  ----------

19.   Interest Expense Charge (Article II, Paragraph 4)
                                                                  ----------

20.   Interest on the Unamortized Ceding Commission
      (Article III, Paragraph 9)
                                                                  ----------

21.   Cash Settlement =
      1a + 2 - 3 - 4 - 5 + 9 - 11 - 14 - 15 - 16 + 17             ==========

*Initial Accounting Period, only.

Supplemental Information

                                            Venture
                             Total          Variable        Venture
                             Number         Annuity 3       Vision        Total
                               of            Account        Account      Account          Loss
                            Annuities         Value          Value        Value       Carryforward
Beginning of Period
                            ----------     ----------       ----------   --------     ------------
+ Additions
                            ----------     ----------       ----------   --------     ------------

- Terminations              ----------     ----------       ----------   --------     ------------

End of Period               ==========     ==========       ==========   ========     ============


                            Venture          Venture
                            Variable         Vision
                            Annuity 3        Number
                            Number of          of
                            Annuities       Annuities
Beginning of Period
                            ----------      ----------
+ Additions
                            ----------      ----------
- Terminations
                            ----------      ----------
End of Period
                            ==========      ==========

Termination Rate (Article III, Paragraph 5)

a.    Total number of annuities reinsured hereunder
      as of date current Accounting Period ends
                                                                 ----
b.    Total number of annuities reinsured hereunder
      as of the date one year prior to the date
      the current Accounting Period ends
                                                                 ----
c.    Termination Rate 1 - (a / b)
                                                                 ====

Investment Credit Accumulation Rate (Article III, Paragraph 6)

a.    Modified Coinsurance Reserve Investment Credit
                                                                 ----
b.    Account value at beginning of current Accounting Period
                                                                 ----
c.    Account value at end of current Accounting Period
                                                                 ----

d.    Investment Credit Accumulation Rate
      a / [.5 x (b + c)]
                                                                 ====

                                   SCHEDULE C
                 MODIFIED COINSURANCE RESERVE INVESTMENT CREDIT

Modified Coinsurance Reserve Investment Credit. The Modified Coinsurance Reserve Investment Credit is equal to the portion of the sum of all accrued investment income and capital gains and losses, realized and unrealized, on the Ceding Company's Separate Account for the current Accounting Period which corresponds to the portion of the annuities reinsured hereunder. The Modified Coinsurance Reserve Investment Credit will not be adjusted for income taxes or changes in any provision for taxes, investment management fees, or charges for mortality or expense risks.

                                   SCHEDULE D
                               CEDING COMPANY DATA

- Package from John Vrysen of the Ceding Company to John Laughlin of the Reinsurer containing:

      -     1993 Reinsurance Proposal

      -     Section 1 of 1994 Ceding Company Business Plan

      -     Ceding Company Annuity Sales Summary as of September 30, 1993

      -     Ceding Company 1992 IRIS Ratios and Company Response

      -     North American Life Insurance Company/Ceding Company Guarantee
            Agreement

      -     VENTURE VARIABLE ANNUITY 3 Product Kit

      -     VENTURE VISION Product Kit

      -     Ceding Company March 1993 Quarterly Statement

      -     Ceding Company June 1993 Quarterly Statement

      -     Ceding Company 1992 NAIC Annual Statement

      -     Ceding Company 1992 NAIC Separate Account Statement

- Package from John Vrysen of the Ceding Company to John Laughlin of the Reinsurer containing:

      -     Supplement No. 1 to the 1993 Reinsurance Proposal Dated November 12,
            1993

      -     Policy Forms for VENTURE VISION and VENTURE VARIABLE ANNUITY 3

      - Projected Runoff of the Existing Closed Block of VENTURE VARIABLE ANNUITY 3

      - Pricing Runs using Chalke PTS for VENTURE VISION and VENTURE VARIABLE ANNUITY 3

- Telephone conversations with John Vrysen of the Ceding Company on December 27, 1993 regarding:

      - Expense allowances: Except for the trail commissions and the allowance for the minimum death benefit guarantee, direct variable expenses are approximately 45% - 50% of total pricing expenses. Death Benefit guarantee costs 5 basis points annually for VENTURE VARIABLE ANNUITY 3; 15 basis points annually for VENTURE VISION

      -     Revised projection of 1993 VENTURE VISION premiums: $110 million

      - December 23, 1993 Account Values are $606 million for VENTURE VARIABLE ANNUITY 3 and $107 million for VENTURE VISION

                                                                       EXHIBIT A

                         ACCOUNTS RECEIVABLE AGREEMENT

THIS AGREEMENT, effective as of December 31, 1993, is made and entered into by and between North American Security Life Insurance Company, a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Borrower") and ITT Lyndon Life Insurance Company, a corporation organized and existing under the laws of the state of Missouri (hereinafter referred to as the "Lender").

                                   WITNESSETH

WHEREAS the Borrower and the Lender have entered into Reinsurance Agreement Number 1293-104 with an effective date of December 31, 1993 (hereinafter referred to as the "Reinsurance Agreement"), a copy of which is attached to this Agreement and incorporated herein by reference; and

WHEREAS the Borrower desires to withhold on behalf of the Lender a specified percentage of the Initial Consideration, but not to exceed $15 million, as described in Article II, Paragraph 1, of the Reinsurance Agreement, such amount withheld to be paid by the Borrower to the Lender at a later date.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Borrower and the Lender agree as follows:

                                   ARTICLE I

                 PROVISIONS RELATING TO THE ACCOUNTS RECEIVABLE


1. Accounts Receivable. The term "Accounts Receivable," as used in this Agreement, means the Funds Withheld, determined in accordance with Article II, Paragraph 3 of the Reinsurance Agreement, and represents funds withheld by the Borrower from the Lender in accordance with the terms of
     Article II, Paragraphs 1, 2 and 4 of the Reinsurance Agreement. The Funds Withheld under the Reinsurance Agreement are considered to be amounts held on behalf of the Lender. The Lender will record such amounts as a receivable and the Borrower will record such amounts as a payable. The Accounts Receivable will be subject to the Repayment provisions specified in Paragraphs 2 and 3 below.

2. Scheduled Repayment. The Borrower will repay a portion of the Accounts Receivable at the end of each calendar year in an amount equal to the Scheduled Repayment Amount. The Scheduled Repayment Amount will be equal to the Repayment Schedule Percentage, as defined below, times the Accounts Receivable, as described in Paragraph 1 above, as of the Effective Date of this Agreement. The Repayment Schedule Percentage at the end of each calendar year is defined below:



          Calendar Year              Repayment Schedule Percentage
          -------------              -----------------------------
               1994                               20%
               1995                               20%
               1996                               20%
               1997                               20%
               1998                               20%


3. Non-Scheduled Repayment. The Accounts Receivable, as described in Paragraph 1 above, will be paid by the Borrower to the Lender within fifteen (15) days after the earlier of:

     (a) the date the Lender elects to receive payment from the Borrower of any portion of the Accounts Receivable are described in Paragraph 4 below; or

     (b) the terminal accounting date, as described in Article XII, Paragraph 2 of the Reinsurance Agreement, as part of the Terminal Accounting and Settlement as described in Article XII, Paragraph 3, item (e) of the Reinsurance Agreement.

4. Events of Default and Remedies Therefor. Any one or more of the following in any calendar year will constitute an Event of Default as used in this
     Agreement:

     (a) the insurance claims paying ability rating assigned to the Borrower by Standard and Poor's Corporation falls below A;

     (b) default for a period in excess of sixty (60) days with respect to the repayment of the portion of the Accounts Receivable payable by the Borrower to the Lender at the end of the calendar year, as described in Paragraph 2 above;

     (c) any material representation, warranty or other statement made by the Borrower herein or in any statement or certificate furnished in connection with, or pursuant to, the transactions contemplated hereunder, or in compliance with the terms hereof, proves untrue in any material respect as of the date of the issuance of making thereof;

     (d) violation of any of the Borrower Covenants contained in Article II, Paragraph 3;

     (e) the Borrower files for bankruptcy or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors;

     (f) the Borrower applies for or consents to the appointment of a trustee, custodian, receiver or liquidator for the Borrower or for the major part of the property of the Borrower;

     (g) bankruptcy, reorganization, insolvency or other proceedings for relief under any bankruptcy, reorganization, insolvency or similar law or laws for the relief of debtors, are instituted against the Borrower and are consented to or are not dismissed within sixty (60) days after such institution; and/or

     (h) the non-observance or non-performance of any other provision of this Agreement which is not remedied within thirty (30) days after written notice thereof to the Borrower by the Lender;

When any Event of Default described above occurs, then the Lender may elect to receive payment from the Borrower of any portion of the Accounts Receivable, as described in Paragraph 1 above, as of the end of the calendar year.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

1. Duration of Agreement. This Agreement will remain in effect while the Reinsurance Agreement is in effect.

2. Borrower's Representation and Warranties. The Borrower represents and warrants as follows:

     (a) Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (b) Corporate and Governmental Authorization. The execution, delivery and performance of this Agreement by the Borrower and the transactions contemplated hereby are within the Borrower's corporate power, have been duly authorized by all necessary corporate actions, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Certificate of Incorporation of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower.

     (c) Binding Effect. This Agreement and the Reinsurance Agreement constitute valid and binding obligations of the Borrower, and are enforceable against the Borrower in accordance with their terms, except as: (1) the enforceability thereof may be affected by bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditor's rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (d) Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a material adverse effect on the business of the Borrower, or which in any manner questions the validity of this Agreement or the Reinsurance Agreement.

3. Borrower Covenants. The Borrower agrees that so long as this Agreement is in effect:

     (a) the Borrower will do all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises granted by law or otherwise; provided, however, that nothing in this Paragraph will prevent the abandonment or termination of the existence and franchises of any subsidiary or any rights of the Borrower if such abandonment or termination is in the best interest of the Borrower and not disadvantageous in any material respect to the Lender;

     (b) the Borrower will duly pay and discharge all taxes, assessments and other governmental charges upon or against the Borrower or its properties, as well as all other liabilities of the Borrower, before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings;

(c) the Borrower will maintain a minimum of $25 million of statutory capital and surplus as reflected in its Annual Statement filed with the Delaware Insurance Department;

(d) the Borrower will maintain a minimum risk-based capital ratio of 225 percent of the NAIC authorized control level, as defined for 1993, as of December 31 of each calendar year; and

(e) the Borrower will maintain sufficient statutory capital and surplus such that the ratio of total debt to total statutory capital and surplus, plus transfers to separate accounts (as described on Page 3, Line 13A of the 1993 Annual Statement, adjusted for the final business day's activities of the reporting period), does not exceed 75 percent at the end of any calendar year; provided that this covenant may be waived or modified if the Borrower and the Lender mutually agree to do so, and provided, further, that if such ratio does exceed 75 percent at the end of any calendar year, the Borrower may repay a portion of the Accounts Receivable, as described in Article I, Paragraph 1, in order to reduce the ratio below 75 percent.

4. Amendments and Waivers. This Agreement may be amended only by written agreement of the parties. Any provision of this Agreement may be waived only by the written agreement of the parties.

5. Arbitration. The Lender and the Borrower agree to arbitrate all disputes hereunder. Any arbitration under this Agreement will be conducted in accordance with Article XIV of the Reinsurance Agreement.

6. Assignment. Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

In witness of the above, this Accounts Receivable Agreement is executed in duplicate on the dates indicated below.

                                     NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                              COMPANY ("Ceding Company")


By:                                  By:
    -----------------------------       -----------------------------------
Title:                               Title:
       --------------------------           -------------------------------
Date:                                Date:
       --------------------------           -------------------------------

                                     ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                              ("Reinsurer")

By:                                  By:
    -----------------------------        ----------------------------------
Title:                               Title:
       --------------------------           -------------------------------
Date:                                Date:
       --------------------------           -------------------------------

                                  AMENDMENT ONE


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"


                                       AND


                        ITT LYNDON LIFE INSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. ARTICLE II, INITIAL CONSIDERATION AND REINSURANCE PREMIUMS, Paragraphs 2, 3 and 4, are replaced in their entirety by the following:

      2. Reinsurance Premiums. At the end of each Accounting Period, the Ceding Company will pay the Reinsurer Reinsurance Premiums on all annuities in effect under this Agreement in an amount equal to that portion of the gross premiums collected by the Ceding Company during the Accounting Period which corresponds to the portion of the annuities reinsured hereunder. The Reinsurer will treat any such Reinsurance Premiums as paid premium for annual statement purposes, regardless of the mode of collection by the Ceding Company on the annuities reinsured hereunder.

            The Ceding Company will withhold on behalf of the Reinsurer, in accordance with Paragraph 3 below, an amount equal to (i) times
            (ii), but not to exceed $6 million for the current calendar year, where:

                  (i) equals the Funds Withheld Rate, as described in Schedule E, Paragraph 1; and

                  (ii) equals Reinsurance Premiums, determined in accordance with this Paragraph 2.

      3. Funds Withheld. The Ceding Company and the Reinsurer have entered into the "Accounts Receivable Agreement" attached to this Agreement as Exhibit A. Pursuant to the terms of the Accounts Receivable Agreement, the Ceding Company will withhold on behalf of the Reinsurer the amounts described in Paragraphs 1 and 2 above. The amount withheld by the Ceding Company will be credited to the Reinsurer and will be considered as an amount held on behalf of the Reinsurer. The Reinsurer will consider such amount as a receivable and the Ceding Company will consider such amount as a payable. Such amount withheld will be subject to repayment in accordance with the terms of the Accounts Receivable Agreement. The Funds Withheld at the end of each Accounting Period will be equal to (i) plus (ii) minus (iii), where:

                  (i) equals the Funds Withheld at the end of the preceding Accounting Period;

                  (ii) equals the Funds Withheld Rate, as described in Schedule E, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Paragraph 2 above, but not to exceed $6 million for the current calendar year; and

                  (iii) equals any payment by the Ceding Company to the
                        Reinsurer of any amount withheld, as described in items
                        (i) and (ii) above, during the Accounting Period in accordance with the Accounts Receivable Agreement.


            With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) above to "the Funds Withheld at the end of the preceding Accounting Period" means 3.2 percent of the Initial Consideration, determined in accordance with Paragraph 1 above, but not to exceed $15 million. In no event will the Funds Withheld at the end of any Accounting Period exceed 50 percent of the Ceding Company's total statutory capital and surplus as of the end of the preceding calendar year.

      4. Interest Expense Charge. The Ceding Company will pay the Reinsurer an Interest Expense Charge at the end of each Accounting Period equal to [(i) x (ii)] + [(iii) x (iv)] + [(v) x (vi)] + [(vii) x
            (viii)] + [(ix) x (x)] + [(xi) x (xii)], where:

                  (i) equals any amounts withheld in accordance with Paragraph 1 above, as of the end of the preceding Accounting Period and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                  (ii) equals the Interest Expense Rate, as described in Paragraph 5 below;

                  (iii) equals, for the Accounting Periods beginning April 1,
                        1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the first Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                  (iv)  equals,

                        - for the Accounting Periods beginning April 1, 1994 through December 31, 1994, 43.75 basis points, plus [(a) / (b)] x (c), where:

                              (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1994 calendar year;

                  (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1994 calendar year; and

                  (c)   equals,

                        - for the Accounting Period beginning April 1, 1994, the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1994 calendar year; and

                        - for the Accounting Periods beginning July 1, 1994 and October 1, 1994, the number of days in the current Accounting Period;

             - for the Accounting Periods beginning January 1, 1995 and thereafter, the Loss Carryforward Rate, described in Article VIII, Paragraph 2;

            (v) equals, for the Accounting Periods beginning July 1, 1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the second Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

            (vi)  equals,

                  - for the Accounting Periods beginning July 1, 1994 and October 1, 1994, 43.75 basis points, plus [(a) / (b)] x
                        (c), where:

                        (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1994 calendar year;

                        (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1994 calendar year; and

                        (c)   equals,

                              - for the Accounting Period beginning July 1, 1994, the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in

                        Article X, for the second Accounting Period in the 1994 calendar year; and

                  - for the Accounting Periods beginning October 1, 1994, the number of days in the current Accounting Period;

            (vii) equals, for the Accounting Periods beginning October 1, 1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the third Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

            (viii) equals,

                  -     for the Accounting Periods beginning October 1, 1994,
                        43.75 basis points, plus [(a) / (b)] x (c), where:

                        (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1994 calendar year;

                        (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in

                              Article X, for the third Accounting Period in the 1994 calendar year; and

                        (c) equals the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1994 calendar year; and

                  - for the Accounting Periods beginning January 1, 1995 and thereafter, the Loss Carryforward Rate, as described in
                        Article VIII, Paragraph 2;

            (ix) equals, for the Accounting Periods beginning January 1, 1995 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the fourth Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

            (x)   equals,

                  - for the Accounting Period beginning January 1, 1995, [(a) / (b)] x (c), where:

                        (a)   equals the Loss Carryforward Rate, as described in
                              Article VIII, Paragraph 2;

                        (b) equals the number of days in the current Accounting Period; and

                        (c) equals the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in

                              Article X, for the fourth Accounting Period in the 1994 calendar year; and

                  - for the Accounting Periods beginning April 1, 1995 and thereafter, the Loss Carryforward Rate, as described in
                        Article VIII, Paragraph 2;

            (xi)  equals any amounts withheld in accordance with items (i) and
                  (ii) of Paragraph 3 above, which have not been paid by the Ceding Company to the Reinsurer at the end of the preceding Accounting Period and for which payment is due to the Reinsurer, as described in the Accounts Receivable Agreement; and

            (xii) equals the Loss Carryforward Rate, as described in Article
                  VIII, Paragraph 2.

II. ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraphs 1, 2, 3, 4, 6, 7 and 9, are replaced in their entirety by the following:

      1. Ceding Commission. Simultaneously with the payment of the Initial Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company of 2.2 percent of the Initial Consideration, as described in Article II, Paragraph 1, but not to exceed $10 million. For Accounting Periods beginning January 1, 1994 and thereafter, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with
            Article II, Paragraph 2, but not to exceed $4 million for the current calendar year.

      2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) plus (ii) minus (iii), where:

                  (i) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period;

                  (ii) equals the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $4 million for the current calendar year; and

                  (iii) equals the Unamortized Ceding Commission Adjustment, determined in accordance with Paragraph 3 below.

            With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) to the "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1 above, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) plus (ii) minus (iii) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

      3. Unamortized Ceding Commission Adjustment. The Unamortized Ceding Commission Adjustment at the end of each Accounting Period equals
            (i) minus (ii) minus (iii) minus (iv) minus (v), where:

                  (i) equals the Reinsurance Gain or Reinsurance Loss, determined in accordance with Article VII;

                  (ii) equals the Loss Carryforward, determined in accordance with Article VIII, Paragraph 1, item (i), at the end of the preceding Accounting Period with accrued interest thereon;

                  (iii) equals the Interest Expense Charge, determined in
                        accordance with Article II, Paragraph 4;

                  (iv) equals the Interest on the Unamortized Ceding Commission, determined in accordance with Paragraph 9 below; and

                  (v) equals the Expense and Risk Charge, determined in accordance with Article VI, Paragraph 2.

            However, in no event will the Unamortized Ceding Commission Adjustment be less than zero or exceed the lesser of:

                  (1)   the sum of (A) plus (B), where:

                        (A) equals the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, at the end of the preceding Accounting Period; and

                        (B)   equals the Ceding Commission Rate, as described in
                              Article III, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $4 million for the current calendar year, or

                  (2) the Maximum Unamortized Ceding Commission Adjustment, as described in Paragraph 4 below.

            Notwithstanding anything to the contrary in this Agreement, if the Unamortized Ceding Commission at the end of any Accounting Period is still positive, but has been reduced during any Accounting Period by an amount less than the Maximum Unamortized Ceding Commission Adjustment, as described in Paragraph 4 below, then such shortfall can be recovered from future positive Unamortized Ceding Commission Adjustments.

      4. Maximum Unamortized Ceding Commission Adjustment. The Maximum Unamortized Ceding Commission Adjustment for each Accounting Period is as follows:

                                  Maximum                 Maximum
                                Unamortized             Unamortized
                                   Ceding                 Ceding
                                Commission               Commission
            For                 Adjustment               Adjustment                 Maximum
            Account-            (For Amounts            (For Amounts              Unamortized
            ing                 Paid During             Paid During                 Ceding
            Periods              Initial                   1994                   Commission
            Ending              Accounting               Calendar                  Adjustment
            During                Period)                  Year)                    (Total)
            ----------------    ------------            ------------             -------------
            1994                $500,000                $      0                  $500,000

            1995 through
            1998                $500,000                $200,000                  $700,000

            1999                $      0                $200,000                  $200,000

            2000 and there-
            after               $      0                $      0                  $      0

            However, if in any Accounting Period (a) the Termination Rate, as described in Paragraph 5 below, is greater than 0.30, and/or (b) the Investment Credit Accumulation Rate, as described in Paragraph 6 below, is less than zero, then the Reinsurer may elect to define the Maximum Withheld Ceding Commission Adjustment as any amount up to $14 million for the first Accounting Period in the current calendar year and for all Accounting Periods thereafter.

      6. Investment Credit Accumulation Rate. For Accounting Periods beginning January 1, 1995 and thereafter, the Investment Credit

            Accumulation Rate in any Accounting Period equals (i) / [.5 x {(ii) + (iii)}], where:

                  (i) equals the Modified Coinsurance Reserve Investment Credit, as described in Schedule C, for the current Accounting Period and the three Accounting Periods immediately preceding the current Accounting Period;

                  (ii) equals the portion of the account value for the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the date one year prior to the date the current Accounting Period ends; and

                  (iii) equals the portion of the account value for the
                        annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the date the current Accounting Period ends.

      7. Allowances for Commissions and Expenses. The Reinsurer will pay the Ceding Company Allowances for Commissions and Expenses for each Accounting Period, equal to (i) plus (ii) plus (iii) plus (iv) plus
            (v) plus (vi), where:

                  (i)   equals (a) times (b), where:

                        (a) equals $7.50 times the quota share percentage of the annuities reinsured hereunder, as described in Schedule A; and

                        (b) equals the number of annuities reinsured hereunder and described in Schedule A, and inforce at the end of the current Accounting Period;

                  (ii) equals .0125 percent times that portion of the account value of the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the end of the current Accounting Period;

                  (iii) equals the Trailer Commission, as defined below, times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period;

                  (iv)  equals (a) times (b), where:

                        (a) equals the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, with respect to the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A; and

                        (b)   equals,

                              - for the Accounting Periods beginning January 1, 1994 through October 1, 1994,
                                        5.33 percent, and

                              - for the Accounting Periods beginning January 1, 1995 and thereafter, 7 percent;

                  (v) equals .25 percent times that portion of the account value, attributable to purchase payments received by the Ceding Company thirteen (13) months or more prior to their trailer commission payment dates, of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period; and

                  (vi)  equals (a) times (b), where:

                        (a) equals the portion of Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, received by the Ceding Company thirteen (13) months or more after the issue date of each Venture Vision annuity reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A; and

                        (b)   equals,

                              - for the Accounting Periods beginning January 1, 1994 through October 1, 1994,
                                        1.83 percent, and

                              - for the Accounting Periods beginning January 1, 1995 and thereafter, 3.5 percent.

                  The Trailer Commission for Venture Variable Annuity 3 annuities for each Accounting Period is defined below:

                   For Accounting
                Periods Ending During                 Trailer Commission
                1994                                          .04%
                1995                                          .05%
                1996                                         .055%
                1997 and thereafter                         .0625%

      9. Interest on the Unamortized Ceding Commission. The Ceding Company will pay the Reinsurer Interest on the Unamortized Ceding Commission at the end of each Accounting Period, subsequent to the initial Accounting Period, equal to [(i) x (ii)] + [(iii) x (iv)] + [(v) x
            (vi)] + [(vii) x (viii)] + [(ix) x (x)], where:

                  (i) equals the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission during the initial Accounting Period in accordance with Paragraph 1 above, calculated as of the end of the preceding Accounting Period;

                  (ii)  equals the Interest Expense Rate, as described in
                        Article II, Paragraph 5;

                  (iii) equals, for the Accounting Periods beginning April 1,
                        1994 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the first Accounting Period in the 1994 calendar year;

                  (iv)  equals,

                        - for the Accounting Periods beginning April 1, 1994 through December 31, 1994, 43.75 basis points, plus [(a) / (b)] x (c), where:

                              (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1994 calendar year;

                              (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1994 calendar year; and

                              (c)       equals,

                                        -         for the Accounting Period
                                                  beginning April 1, 1994, the
                                                  number of days remaining in
                                                  the Accounting Period measured
                                                  from the quarterly settlement
                                                  date, as described in Article
                                                  X, for the first Accounting
                                                  Period in the 1994 calendar
                                                  year; and

                        - for the Accounting Periods beginning July 1, 1994 and October 1, 1994, the number of days in the current Accounting Period; and

                  - for the Accounting Periods beginning January 1, 1995 and thereafter, the Loss Carryforward Rate, as described in
                        Article VIII, Paragraph 2;

            (v) equals, for the Accounting Periods beginning July 1, 1994 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the second Accounting Period in the 1994 calendar year; and

            (vi)  equals,

                  - for the Accounting Periods beginning July 1, 1994 and October 1, 1994, 43.75 basis points, plus [(a) / (b)] x
                        (c), where:

                        (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1994 calendar year;

                        (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1994 calendar year; and

                        (c)   equals,

                              - for the Accounting Period beginning July 1, 1994, the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1994 calendar year; and

                              - for the Accounting Period beginning October 1, 1994, the number of days in the current Accounting Period;

                  (vii) equals, for the Accounting Periods beginning October 1,
                        1994 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the third Accounting Period in the 1994 calendar year;

                  (viii) equals,

                        - for the Accounting Period beginning October 1, 1994, 43.75 basis points, plus [(a) / (b)] x (c), where:

                        (a) equals the funds transfer pricing rate as determined by ITT Financial Corporation's Treasury Department for ITT Financial Corporation debt for the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1994 calendar year;

                        (b) equals the number of days remaining in the current calendar year measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1994 calendar year;

                        (c) equals the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1994 calendar year; and

                  - for the Accounting Periods beginning January 1, 1995 and thereafter, the Loss Carryforward Rate, as described in
                        Article VIII, Paragraph 2;

            (ix) equals, for the Accounting Periods beginning January 1, 1995 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with

                  Paragraph 1 above, for the fourth Accounting Period in the 1994 calendar year; and

            (x)   equals,

                  - for the Accounting Period beginning January 1, 1995, [(a) / (b)] x (c), where:

                        (a)   equals the Loss Carryforward Rate, as described in
                              Article VIII, Paragraph 2;

                        (b) equals the number of days in the current Accounting Period; and

                        (c) equals the number of days remaining in the Accounting Period measured from the quarterly settlement date, as described in Article X, for the fourth Accounting Period in the 1994 calendar year; and

                  - for the Accounting Periods beginning April 1, 1995 and thereafter, the Loss Carryforward Rate, as described in
                        Article VIII, Paragraph 2.

III. ARTICLE XI, DURATION AND RECAPTURE, Paragraph 5, is replaced in its entirety by the following:

      5. Internal Replacements. Should the Ceding Company, its affiliates, successors or assigns, initiate a program of Internal Replacement that would include any of the annuities reinsured hereunder, the Ceding Company will immediately notify the Reinsurer. The Reinsurer may elect to treat such annuities as recaptured rather than surrendered, and such recapture will apply to all annuities reinsured hereunder. For purposes of this Agreement, the term

            "Internal Replacement" means any instance in which an annuity or any portion of the cash value of an annuity is exchanged for another policy or annuity, not covered under this Agreement, which is written by the Ceding Company, its affiliates, successors or assigns. Internal Replacements initiated by policyholders and allowed by the Ceding Company will not be considered Internal Replacements for purposes of this Paragraph unless the total cash value rolled over by such Internal Replacements in any four consecutive Accounting Periods exceeds 10 percent of the account values as of the date one year prior to the date the current Accounting Period ends.

IV. ARTICLE VI, EXPENSE AND RISK CHARGES, Paragraph 2, is replaced in its entirety by the following:

      2. Expense and Risk Charge. The Expense and Risk Charge for each Accounting Period subsequent to the initial Accounting Period, payable to the Reinsurer by the Ceding Company, will be equal to the sum of (i) and (ii), where:

                  (i) equals the Expense and Risk Charge Rate, as defined below, times the Loss Carryforward, determined in accordance with Article VIII, Paragraph 1, item (i), at the end of the preceding Accounting Period, with accrued interest thereon; and

                  (ii) equals the Expense and Risk Charge Rate, as defined below, times the Expense and Risk Charge Base, as defined below.

            The Expense and Risk Charge Rate for each Accounting Period is defined as follows:

               For Accounting                     Expense and
            Periods Ending During               Risk Charge Rate
            1994 through 1999                       .4125%

            2000 and thereafter                     .4142%

            The Expense and Risk Charge Base for each Accounting Period is defined as follows:

          For Accounting
       Periods Ending During              Expense and Risk Charge Base
      -----------------------             --------------------------------------
       1994 through 1999                  greater of either (a) the Unamortized
                                          Ceding Commission, determined in
                                          accordance with Article III,
                                          Paragraph 2, at the end of the
                                          preceding Accounting Period, plus
                                          the Ceding Commission Rate, as
                                          described in Article III, Paragraph
                                          1, times the Reinsurance Premiums,
                                          determined in accordance with
                                          Article II, Paragraph 2, but not to
                                          exceed $4 million for the current
                                          calendar year, minus the Maximum
                                          Unamortized Ceding Commission
                                          Adjustment, determined in accordance
                                          with Article III, Paragraph 4, or
                                          (b) quantity (iii) as defined below,
                                          but never less than zero

       2000 and thereafter                (iii) below, but never less than
                                          zero, where:

            (iii) equals (a) plus (b) plus (c) minus (d) minus (e) minus (f), where:

                  (a) equals the Unamortized Ceding Commission, determined in accordance with Article III, Paragraph 2, at the end of the preceding Accounting Period;

                  (b)   equals the Ceding Commission Rate, as described in
                        Article III, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $4 million for the current calendar year;

                  (c) equals the absolute value of any Reinsurance Loss, determined in accordance with Article VII;

                  (d) equals any Reinsurance Gain, determined in accordance with Article VII;

                  (e) equals the Interest Expense Charge, determined in accordance with Article II, Paragraph 4; and

                  (f) equals the Interest on the Unamortized Ceding Commission, determined in accordance with Article III, Paragraph 9.

            In no event will the Expense and Risk Charge payable be less than $20,000 for any Accounting Period after December 31, 1999.

V. ARTICLE X, ACCOUNTING AND SETTLEMENTS, Paragraph 4, is replaced in its entirety by the following:

      4.    Quarterly Settlements.

            A. Within fifteen (15) days after the end of each Accounting Period, the Ceding Company will pay the Reinsurer the sum of:
                  (i) the Reinsurance Premiums paid by the Ceding Company to the Reinsurer during the current Accounting Period, determined in accordance with Article II, Paragraph 2, plus (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer, determined in accordance with Article V,

                  Paragraph 2, plus (iii) any Funds Withheld payable to the Reinsurer during the current Accounting Period in accordance with the terms of the Accounts Receivable Agreement, determined in accordance with Article II, Paragraph 3, item
                  (ii).

            B. Simultaneously, the Reinsurer will pay the Ceding Company the sum of: (i) the amount of Benefit Payments, as described in
                  Article IV, plus (ii) Allowances for Commissions and Expenses, determined in accordance with Article III, Paragraph 7, plus
                  (iii) Allowances for Death Benefit Guarantee, determined in accordance with Article III, Paragraph 8, plus (iv) any Modified Coinsurance Reserve Adjustment payable to the Ceding Company, determined in accordance with Article V, Paragraph 2, plus (v) any Experience Refund, determined in accordance with
                  Article IX.

VI. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

            Annuities and Risks Reinsured. The amount of reinsurance under this Agreement will be a quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                      Quota        Contract and
    Plan                          Issue Years         Share     Certificate Numbers
-----------------------           -----------         -----     -------------------
    Venture Variable
    Annuity 3                     1987 - 1993          64%            203-VA

    Venture Vision                1993 - 1994          95%            VEN 10

            "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder.

VII. SCHEDULE B, QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS, is replaced in its entirety by Exhibit A.

VIII. The following SCHEDULE E, RATES, is added to this Agreement:

                                   SCHEDULE E

                                      RATES

      1. Funds Withheld Rate. The Funds Withheld Rate for each Accounting Period is defined as follows:

                     For Accounting                               Funds
                  Period Ending During                        Withheld Rate
                  --------------------                        -------------
                  1993                                              0%

                  1994                                            2.5%

                  1995 and thereafter                               0%

      2. Ceding Commission Rate. The Ceding Commission Rate for each Accounting Period, subsequent to the initial Accounting Period, is defined as follows:

                   For Accounting                    Ceding
                Periods Ending During            Commission Rate
               -----------------------           ---------------
                1994                                 1.67%

                1995 and thereafter                     0%

In witness of the above, this Amendment One is executed in duplicate on the dates indicated below, with an Effective Date of January 1, 1994.

                                      NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                               COMPANY ("Ceding Company")


   By:                                                     By:
      -----------------------------------------------         ------------------------------------------------
Title:                                                  Title:
      -----------------------------------------------         ------------------------------------------------
 Date:                                                   Date:
      -----------------------------------------------         ------------------------------------------------



                                      ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                               ("Reinsurer")

   By:                                                     By:
      -----------------------------------------------         ------------------------------------------------
Title:                                                  Title:
      -----------------------------------------------         ------------------------------------------------
 Date:                                                   Date:
      -----------------------------------------------         ------------------------------------------------

                                                                       EXHIBIT A


                                   SCHEDULE B

                  QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS

                        FROM CEDING COMPANY TO REINSURER

                     Accounting Period: __________________
                     Calendar Year: ______________________
                     Date Report Completed: ______________


 1.     Initial Consideration (Article II, Paragraph 1)*
        a.    Initial Consideration                           ________
        b.    Amount of Initial Consideration withheld by
              Ceding Company                                  ________
        Portion of Initial Consideration paid in cash
        = a - b                                                         ________

 2.     Reinsurance Premiums (Article II, Paragraph 2)
        a.    Reinsurance Premiums
              A.  Venture Variable Annuity 3 Reinsurance
                  Premiums                                    ________
              B.  Venture Vision Reinsurance Premiums -
                  first policy year                           ________
              C.  Venture Vision Reinsurance Premiums -
                  renewal                                     ________
              Total Reinsurance Premiums = A + B + C                    ________
        b.    Amount of Reinsurance Premiums withheld by
              Ceding Company                                  ________
        Portion of Reinsurance Premiums paid in cash
        = a - b                                                         ________

 3.     Benefit Payments (Article IV)
        a.    Death Benefits                                  ________
        b.    Cash Surrender Values                           ________
        c.    Annuity Benefits                                ________
        Benefit Payments = a + b + c                                    ________

 4.     Initial Reserve Adjustment (Article V, Paragraph 1)*            ________

 5.     Modified Coinsurance Reserve Adjustment (Article V, Paragraph 2)
        a.    Modified Coinsurance Reserve end of
              preceding Accounting Period                     ________
        b.    Modified Coinsurance Reserve end of
              current Accounting Period                       ________
        c.    Equals b - a                                    ________
        d.    Modified Coinsurance Reserve Investment
              Credit (Schedule C)                             ________
        Modified Coinsurance Reserve Adjustment = c - d                 ________

 6.     Reinsurance Gain = 2a - 3 - 5 - 14 - 15
        (If negative, see Article VII)                                  ________

                                                             EXHIBIT A CONTINUED


 7.     Reinsurance Loss = 2a - 3 - 5 - 14 - 15
        (If positive, see Article VII)
                                                                        --------

 8.     Loss Carryforward [Article VIII, Paragraph 1, item (i)]
                                                                        --------

 9.     Initial Expense and Risk Charge (Article VI, Paragraph 1)*
                                                                        --------

10.     Expense and Risk Charge (Article VI, Paragraph 2)
                                                                        --------

11.     Ceding Commission (Article III, Paragraph 1)
                                                                        --------

12.     Unamortized Ceding Commission (Article III, Paragraph 2)
                                                                        --------

13.     Unamortized Ceding Commission Adjustment
        (Article III, Paragraph 3)
                                                                        --------

14.     Allowances for Commissions and Expenses
        (Article III, Paragraph 7)
                                                                        --------

15.     Allowances for Death Benefit Guarantee
        (Article III, Paragraph 8)
                                                                        --------

16.     Experience Refund = 6 + 7 - 8 - 10 - 13 - 19 - 20
        (If negative, see Article IX)
                                                                        --------

17.     Funds Withheld payment [Article II, Paragraph 3, item (ii)]
                                                                        --------

18.     Funds Withheld = Prior 18 + 1b + 2b - 17
        (Article II, Paragraph 3)
                                                                        --------

19.     Interest Expense Charge (Article II, Paragraph 4)
                                                                        --------

20.     Interest on the Unamortized Ceding Commission
        (Article III, Paragraph 9)
                                                                        --------

21.     Cash Settlement =
        1 + 2 - 3 - 4 - 5 + 9 - 11 - 14 - 15 - 16 + 17
                                                                        ========

*Initial Accounting Period, only.


Supplemental Information

                                       Venture
                        Total          Variable        Venture
                        Number         Annuity 3       Vision        Total
                          of            Account        Account      Account          Loss
                       Annuities         Value          Value        Value       Carryforward
                       ---------       ---------       -------      -------      ------------
Beginning of Period
                        --------         --------       --------    --------     -------------
+ Additions
                        --------         --------       --------    --------     -------------
- Terminations
                        --------         --------       --------    --------     -------------
End of Period
                        ========         ========       ========    ========     =============

                                                             EXHIBIT A CONTINUED

                                 Venture          Venture
                                 Variable         Vision
                                 Annuity 3        Number
                                 Number of          of
                                 Annuities       Annuities
                                 ---------       ---------
Beginning of Period
                                 ---------       ---------
+ Additions
                                 ---------       ---------
- Terminations
                                 ---------       ---------
End of Period
                                 =========       =========


Termination Rate (Article III, Paragraph 5)

a.    Total number of annuities reinsured hereunder as of
      date current Accounting Period ends
                                                                    ----------
b.    Total number of annuities reinsured hereunder as of
      the date one year prior to the date the current
      Accounting Period ends
                                                                    ----------

c.    Termination Rate 1 - (a / b)
                                                                    ==========


Investment Credit Accumulation Rate (Article III, Paragraph 6)

a.    Modified Coinsurance Reserve Investment Credit
           Current Accounting Period
                                                      ----------
           First most recent Accounting Period
                                                      ----------
           Second most recent Accounting Period
                                                      ----------
           Third most recent Accounting Period
                                                      ----------    ----------

b.    Account value as of date one year prior to date
      current Accounting Period ends
                                                                    ----------

c.    Account value as of date current Accounting Period ends
                                                                    ----------


d.    Investment Credit Accumulation Rate
      a / [.5 x (b + c)]
                                                                    ==========


Allowances for Commissions and Expenses (Article III, Paragraph 7)

a.    $7.50 x quota share reinsured hereunder x number of annuities reinsured hereunder and inforce at end of current Accounting
      Period
                                                                    ----------

b.    .0125 x portion of account value of annuities reinsured
      hereunder at end of current Accounting Period
                                                                    ----------

                                                             EXHIBIT A CONTINUED

c.    Trailer Commission x portion of account value of Venture
      Variable Annuity 3 annuities reinsured hereunder and inforce at end of current Accounting Period
                                                                      ----------

d.       % x Reinsurance Premiums with respect to Venture Variable
      ---
      Annuity 3 annuities reinsured hereunder
                                                                      ----------

e.    .25% x portion of account value, attributable to purchase
      payments received by Ceding Company thirteen months or more prior to their trailer commission dates, of Venture Vision annuities reinsured hereunder and inforce at end of current
      Accounting Period
                                                                      ----------

f.       % x renewal Reinsurance Premiums with respect to Venture
      ---
      Vision annuities reinsured hereunder
                                                                      ----------

g.    Allowances for Commissions and Expenses =
      a + b + c + d + e + f
                                                                      ==========

                                 AMENDMENT ONE

                       ATTACHED TO AND MADE A PART OF THE

                         ACCOUNTS RECEIVABLE AGREEMENT

                          EFFECTIVE DECEMBER 31, 1993

                                    BETWEEN

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                  ("Borrower")

                                      AND

                       ITT LYNDON LIFE INSURANCE COMPANY

                                   ("Lender")

    ---------------------------------------------------------------------

The Borrower and the Lender agree to amend this Accounts Receivable Agreement as follows:

ARTICLE I, PROVISIONS RELATING TO THE ACCOUNTS RECEIVABLE, Paragraph 2, is replaced in its entirety by the following:

     2. Scheduled Repayment. The Borrower will repay a portion of the Accounts Receivable at the end of each calendar year in an amount equal to the Scheduled Repayment Amount as defined below:

            Calendar Year                Scheduled Repayment Amount
            -------------                --------------------------

                1994                             $3,000,000

       Calendar Year                  Scheduled Repayment Amount
       -------------                  --------------------------

       1995 through 1998              $3,000,000, plus 20 percent times the
                                      lesser of (a) 2.5 percent times the
                                      total Reinsurance Premiums,
                                      determined in accordance with Article
                                      II, Paragraph 2, of the Reinsurance
                                      Agreement, for the calendar year
                                      1994, or (b) $6,000,000


       1999                           20 percent times the lesser of (a)
                                      2.5 percent times the total
                                      Reinsurance Premiums, determined in
                                      accordance with Article II,
                                      Paragraph 2, of the Reinsurance
                                      Agreement, for the calendar year
                                      1994, or (b) $6,000,000

In witness of the above, this Amendment One is executed in duplicate on the dates indicated below, with an Effective Date of January 1, 1994.

                                      NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                               COMPANY ("Borrower")


By:                                   By:
    ------------------------------        ----------------------------------
Title:                                Title:

       ---------------------------           -------------------------------
Date:                                 Date:
       ---------------------------           -------------------------------


                                      ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                               ("Lender")

By:                                   By:
    ------------------------------        ----------------------------------
Title:                                Title:
       ---------------------------           -------------------------------
Date:                                 Date:
       ---------------------------           -------------------------------

                                  AMENDMENT TWO


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"


                                       AND


                        ITT LYNDON LIFE INSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

                  Annuities and Risks Reinsured. The amount of reinsurance under this agreement will be a quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                                 Quota          Contract and
                 Plan                        Issue Years         Share       Certificate Numbers
                 ----                        -----------         -----       -------------------
                 Venture Variable
                 Annuity 3                   1987 - 1993          64%            203-VA

                 Venture Vision              1993 - 1994          95%            VEN 10

                 Venture Vision              1994                 95%            VISION.001


                  "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder.

II.      The following is added to SCHEDULE D, CEDING COMPANY DATA:

         - Letter dated September 14, 1994 from Larry Seller of the Ceding Company to Jeffrey Stevenson of the Reinsurer containing the Venture Vision 25 policy form and a chart showing a comparison of Vision 25 and Vision 5

In witness of the above, this Amendment Three is executed in duplicate on the dates indicated below, with an Effective Date of December 31, 1994.

                                         NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                                  COMPANY ("Ceding Company")


   By:                                      By:
      --------------------------                ----------------------------
Title:                                   Title:

       -------------------------                ----------------------------
 Date:                                   Date:
       -------------------------                ----------------------------


                                         ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                                  ("Reinsurer")

   By:                                      By:
       -------------------------                ---------------------------
Title:                                   Title:
       -------------------------                ---------------------------
 Date:                                    Date:
       -------------------------                ---------------------------

                                 AMENDMENT THREE


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"


                                       AND


                        ITT LYNDON LIFE INSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. ARTICLE II, INITIAL CONSIDERATION AND REINSURANCE PREMIUMS, Paragraphs 1, 3 and 4, are replaced in their entirety by the following:

         1. Initial Consideration. On the Effective Date of this Agreement, the Ceding Company will pay the Reinsurer an Initial Consideration equal to 100 percent of the Modified Coinsurance Reserve, as defined in Article V, Paragraph 3, calculated as of the Effective Date of this Agreement with respect to the annuities assumed as of such date and described in Schedule A. Simultaneously with the payment of the Initial Consideration, the Ceding Company will withhold on behalf of the Reinsurer 3.2 percent of the Initial Consideration, calculated as of the Effective Date of this Agreement, in accordance with Paragraph 3 below, but not to exceed $15 million. On December 31, 1994, the Ceding Company will pay the Reinsurer a Supplemental Consideration equal to 100 percent of the Modified Coinsurance Reserve, as defined in Article V, Paragraph 3, calculated as of December 31, 1994 with respect to the annuities assumed as of December 31, 1994 and described in Schedule A.


         3. Funds Withheld. The Ceding Company and the Reinsurer have entered into the "Accounts Receivable Agreement" attached to this Agreement as Exhibit A. Pursuant to the terms of the Accounts Receivable Agreement, the Ceding Company will withhold on behalf of the Reinsurer the amounts described in Paragraphs 1 and 2 above. The amount withheld by the Ceding Company will be credited to the Reinsurer and will be considered as an amount held on behalf of the

                  Reinsurer. The Reinsurer will consider such amount as a receivable and the Ceding Company will consider such amount as a payable. Such amount withheld will be subject to repayment in accordance with the terms of the Accounts Receivable Agreement. The Funds Withheld at the end of each Accounting Period will be equal to (i) plus (ii) minus (iii), where:


                           (i) equals the Funds Withheld at the end of the preceding Accounting Period;

                           (ii) for the Accounting Period ending March 31, 1994 through September 30, 1994 only, equals the Funds Withheld Rate, as described in Schedule E, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Paragraph 2 above, but not to exceed $6 million for the current calendar year; and

                           (iii) equals any payment by the Ceding Company to the Reinsurer of any amount withheld, as described in items (i) and (ii) above, during the Accounting Period in accordance with the Accounts Receivable Agreement.

                  With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in
                  (i) above to "the Funds Withheld at the end of the preceding Accounting Period" means 3.2 percent of the Initial Consideration, determined in accordance with Paragraph 1 above, but not to exceed $15 million. In no event will the Funds Withheld at the end of any Accounting Period exceed 50 percent of the Ceding Company's total statutory capital and surplus as of the end of the preceding calendar year.

          4. Interest Expense Charge. The Ceding Company will pay the Reinsurer an Interest Expense Charge at the end of each Accounting Period equal to [(i) x (ii)] + [(iii) x (iv)] + [(v) x (vi)] + [(vii) x (viii)] + [(ix) x (x)], where:

                           (i) equals any amounts withheld in accordance with Paragraph 1 above, as of the end of the preceding Accounting Period and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                           (ii) equals the Interest Expense Rate, as described in Paragraph 5 below;

                           (iii)     equals, for the Accounting Periods
                                     beginning April 1, 1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the first Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                           (iv)      equals,

                                    -        for the Accounting Periods
                                             beginning April 1, 1994 through
                                             December 31, 1994, 43.75 basis
                                             points, plus [(a) / (b)] x (c),
                                             where:

                                             (a)     equals the funds transfer
                                                     pricing rate as determined
                                                     by ITT Financial
                                                     Corporation's Treasury
                                                     Department for ITT
                                                     Financial Corporation debt
                                                     for the number of days
                                                     remaining in the current
                                                     calendar year measured
                                                     from the quarterly
                                                     settlement
                                                     date, as described in
                                                     Article X, for the first
                                                     Accounting Period in the
                                                     1994 calendar year;

                                            (b)      equals the number of days
                                                     remaining in the current
                                                     calendar year measured from
                                                     the quarterly settlement
                                                     date, as described in
                                                     Article X, for the first
                                                     Accounting Period in the
                                                     1994 calendar year; and

                                            (c)      equals,

                                                     -        for the Accounting
                                                              Period beginning
                                                              April 1, 1994, the
                                                              number of days
                                                              remaining in the
                                                              Accounting Period
                                                              measured from the
                                                              quarterly
                                                              settlement date,
                                                              as described in
                                                              Article X, for the
                                                              first Accounting
                                                              Period in the 1994
                                                              calendar year;
                                                              and

                                                     -        for the Accounting
                                                              Periods beginning
                                                              July 1, 1994 and
                                                              October 1, 1994,
                                                              the number of days
                                                              in the current
                                                              Accounting Period;

                                     -      for the Accounting Periods beginning
                                            January 1, 1995 and thereafter, the
                                            Loss Carryforward Rate, described in
                                            Article VIII, Paragraph 2;

                           (v)       equals, for the Accounting Periods
                                     beginning July 1, 1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the second Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                           (vi)      equals,

                                     -      for the Accounting Periods beginning
                                            July 1, 1994 and October 1, 1994,
                                            43.75 basis points, plus [(a) / (b)]
                                            x (c), where:

                                            (a)      equals the funds transfer
                                                     pricing rate as
                                                     determined by ITT Financial
                                                     Corporation's Treasury
                                                     Department for ITT
                                                     Financial Corporation debt
                                                     for the number of days
                                                     remaining in the current
                                                     calendar year measured from
                                                     the quarterly settlement
                                                     date, as described in
                                                     Article X, for the second
                                                     Accounting Period in the
                                                     1994 calendar year;

                                            (b)      equals the number of days
                                                     remaining in the current
                                                     calendar year measured from
                                                     the quarterly settlement
                                                     date, as described in
                                                     Article X, for the second
                                                     Accounting Period in the
                                                     1994 calendar year; and

                                            (c)      equals,

                                                     -        for the Accounting
                                                              Period beginning
                                                              July 1, 1994, the
                                                              number of days
                                                              remaining in the
                                                              Accounting Period
                                                              measured from the
                                                              quarterly
                                                              settlement date,
                                                              as described in

                                                              Article X, for the
                                                              second Accounting
                                                              Period in the 1994
                                                              calendar year;
                                                              and

                                                     -        for the Accounting
                                                              Periods beginning
                                                              October 1, 1994,
                                                              the number of days
                                                              in the current
                                                              Accounting Period;

                           (vii) equals, for the Accounting Periods beginning October 1, 1994 and thereafter, any amounts withheld, in accordance with Paragraph 2 above, during the third Accounting Period in the 1994 calendar year and for which payment is not yet due to the Reinsurer, as described in the Accounts Receivable Agreement;

                           (viii)    equals,

                                     -      for the Accounting Periods beginning
                                            October 1, 1994, 43.75 basis points,
                                            plus [(a) / (b)] x (c), where:

                                            (a)      equals the funds transfer
                                                     pricing rate as
                                                     determined by ITT Financial
                                                     Corporation's Treasury
                                                     Department for ITT
                                                     Financial Corporation debt
                                                     for the number of days
                                                     remaining in the current
                                                     calendar year measured from
                                                     the quarterly settlement
                                                     date, as described in
                                                     Article X, for the third
                                                     Accounting Period in the
                                                     1994 calendar year;

                                            (b)      equals the number of days
                                                     remaining in the current
                                                     calendar year measured from
                                                     the quarterly settlement
                                                     date, as described in

                                                     Article X, for the third
                                                     Accounting Period in the
                                                     1994 calendar year; and

                                            (c)      equals the number of days
                                                     remaining in the Accounting
                                                     Period measured from the
                                                     quarterly settlement date,
                                                     as described in Article X,
                                                     for the third Accounting
                                                     Period in the 1994 calendar
                                                     year; and

                                    -        for the Accounting Periods
                                             beginning January 1, 1995 and
                                             thereafter, the Loss Carryforward
                                             Rate, as described in Article VIII,
                                             Paragraph 2;

                           (ix) equals any amounts withheld in accordance with items (i) and (ii) of Paragraph 3 above, which have not been paid by the Ceding Company to the Reinsurer at the end of the preceding Accounting Period and for which payment is due to the Reinsurer, as described in the Accounts Receivable Agreement; and

                           (x) equals the Loss Carryforward Rate, as described in Article VIII, Paragraph 2.

II. ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraphs 1, 2, 4, 5 and 6, are replaced in their entirety by the following:

         1. Ceding Commission. Simultaneously with the payment of the Initial Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to 2.2 percent times the Initial Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $10 million. Simultaneously with the payment of the Supplemental Consideration, the Reinsurer will pay a Ceding

                  Commission to the Ceding Company equal to 3.58 percent times the Supplemental Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $5.2 million. For Accounting Periods beginning January 1, 1994 and thereafter, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $4 million for the current calendar year.

         2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) plus (ii) plus (iii) minus (iv), where:

                  (i) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period;

                  (ii) equals the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $4 million for the current calendar year;

                  (iii) for the Accounting Period ending December 31, 1994 only, equals 3.58 percent times the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed $5.2 million; and

                  (iv) equals the Unamortized Ceding Commission Adjustment, determined in accordance with Paragraph 3 below.

         With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) to the

         "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1 above, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) plus (ii) plus (iii) minus (iv) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

4. Maximum Unamortized Ceding Commission Adjustment. The Maximum Unamortized Ceding Commission Adjustment for each Accounting Period is as follows:

                                            Maximum Unamortized
                                            Ceding Commission                   Maximum Unamortized
                                            Adjustment                          Ceding Commission
                  For Accounting            (For Amounts Paid                   Adjustment (For
                  Periods Ending            During Initial                      Amounts Paid During
                      During                Accounting Period)                  1994 Calendar Year)
                      ------                ------------------                  -------------------
                  1994                           $500,000                       $0

                  1995 through 1998              $500,000                       5 percent of the
                                                                                cumalative Ceding
                                                                                Commission paid by the
                                                                                Reinsurer to the Ceding
                                                                                Company during the 1994
                                                                                calendar year in
                                                                                accordance with Article
                                                                                III, Paragraph 1

                  1999                           $      0                       5 percent of the
                                                                                cumalative Ceding
                                                                                Commissionpaid by the
                                                                                Reinsurer to the Ceding
                                                                                Company during the 1994
                                                                                calendar year in
                                                                                accordance with Article
                                                                                III, Paragraph 1

                  2000 and thereafter            $      0                       $0

                  However, if in any Accounting Period (a) the Termination Rate, as described in Paragraph 5 below, is greater than 0.30, and/or (b) the Investment Credit Accumulation Rate, as described in Paragraph 6 below, is less than zero, then the Reinsurer may elect to define the Maximum Withheld Ceding Commission Adjustment as any amount up to $14 million for the first Accounting Period in the current calendar year and for all Accounting Periods thereafter.

         5. Termination Rate. For Accounting Periods beginning January 1, 1995 and thereafter, the Termination Rate in any Accounting Period equals 1 - [(i) / (ii)], where:

                           (i) equals the total number of annuities reinsured hereunder and described in Schedule A, as of the date the current Accounting Period ends; and

                           (ii) equals the total number of annuities reinsured hereunder and described in Schedule A, as of the date one year prior to the date the current Accounting Period ends.

         6. Investment Credit Accumulation Rate. For Accounting Periods beginning January 1, 1996 and thereafter, the Investment Credit Accumulation Rate in any Accounting Period equals (i) / [.5 x {(ii) + (iii)}], where:

                           (i) equals the Modified Coinsurance Reserve Investment Credit, as described in Schedule C, for the current Accounting Period and the three Accounting Periods immediately preceding the current Accounting Period;

                           (ii) equals the portion of the account value for the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the date one year prior to the date the current Accounting Period ends; and

                           (iii) equals the portion of the account value for the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the date the current Accounting Period ends.

III. ARTICLE VI, EXPENSE AND RISK CHARGES, Paragraph 2, is replaced in its entirety by the following:

         2. Expense and Risk Charge. The Expense and Risk Charge for each Accounting Period subsequent to the initial Accounting Period, payable to the Reinsurer by the Ceding Company, will be equal to (i) plus (ii) plus (iii), where:

                           (i) equals the Expense and Risk Charge Rate, as defined below, times the Loss Carryforward, determined in accordance with Article VIII, Paragraph 1, item (i), at the end of the preceding Accounting Period, with accrued interest thereon;

                           (ii) equals the Expense and Risk Charge Rate, as defined below, times the Expense and Risk Charge Base, as defined below; and

                           (iii) for the Accounting Period ending December 31, 1994 only, equals 1.0 percent times 3.2 percent of the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed 1.65 percent times $5.2 million.

                  The Expense and Risk Charge Rate for each Accounting Period is defined as follows:

                   For Accounting                             Expense and
                Periods Ending During                       Risk Charge Rate
                ---------------------                       ----------------
                1994 through 1999                                .4125%

                2000 and thereafter                              .4142%

        The Expense and Risk Charge Base for each Accounting Period is defined as follows:

           For Accounting
        Periods Ending During              Expense and Risk Charge Base
        ---------------------              ----------------------------
        1994 through 1999                  greater of either (a) the
                                           Unamortized Ceding Commission,
                                           determined in accordance with
                                           Article III, Paragraph 2, at the end
                                           of the preceding Accounting Period,
                                           plus the Ceding Commission Rate, as
                                           described in Article III, Paragraph
                                           1, times the Reinsurance Premiums,
                                           determined in accordance with
                                           Article II, Paragraph 2, but not to
                                           exceed $4 million for the current
                                           calendar year, minus the Maximum
                                           Unamortized Ceding Commission
                                           Adjustment, determined in accordance
                                           with Article III, Paragraph 4, or
                                           (b) quantity (iv) as defined below,
                                           but never less than zero

        2000 and thereafter                (iv) below, but never less than
                                           zero, where:

                           (iv)     equals (a) plus (b) plus (c) minus (d) minus
                                    (e) minus (f), where:

                                    (a)      equals the Unamortized Ceding
                                             Commission, determined in
                                             accordance with Article III,
                                             Paragraph 2, at the end of the
                                             preceding Accounting Period;

                                    (b)     equals the Ceding Commission Rate,
                                            as described in Article III,
                                            Paragraph 1, times the Reinsurance
                                            Premiums, determined in accordance
                                            with Article II, Paragraph 2, but
                                            not to exceed $4 million for the
                                            current calendar year;

                                    (c)      equals the absolute value of any
                                             Reinsurance Loss, determined in
                                             accordance with Article VII;

                                    (d)      equals any Reinsurance Gain,
                                             determined in accordance with
                                             Article VII;

                                    (e)      equals the Interest Expense Charge,
                                             determined in accordance with
                                             Article II, Paragraph 4; and

                                    (f)      equals the Interest on the
                                             Unamortized Ceding Commission,
                                             determined in accordance with
                                             Article III, Paragraph 9.

                  In no event will the Expense and Risk Charge payable be less than $20,000 for any Accounting Period after December 31, 1999.

IV. ARTICLE VII, REINSURANCE GAINS AND LOSSES, is replaced in its entirety by the following:

                  Formula. A Reinsurance Gain or Reinsurance Loss will be calculated for each Accounting Period and will be equal to the excess of (i) over (ii), where:

                           (i)      equals the sum of:

                                    (a)      Reinsurance Premiums, determined in
                                             accordance with Article II,
                                             Paragraph 2, plus

                                    (b)      any Supplemental Consideration
                                             payable during the current
                                             Accounting Period, determined in
                                             accordance with Article II,
                                             Paragraph 1; and

                           (ii)     equals the sum of:

                                    (a)      Benefit Payments, as described in
                                             Article IV, plus

                                    (b)      the Modified Coinsurance Reserve
                                             Adjustment, determined in
                                             accordance with Article V,
                                             Paragraph 2, plus

                                    (c)      Allowances for Commissions and
                                             Expenses, determined in accordance
                                             with Article III, Paragraph 7, plus

                                    (d)      Allowances for Death Benefit
                                             Guarantee, determined in accordance
                                             with Article III, Paragraph 8.

                           A Reinsurance Gain results if the excess of (i) over
                           (ii) is positive. A Reinsurance Loss results if the excess of (i) over (ii) is negative.

V. ARTICLE X, ACCOUNTING AND SETTLEMENTS, Paragraphs 2 and 4, are replaced in their entirety by the following:

         2. Quarterly Accounting Reports. Quarterly accounting reports in the form of Schedule B will be submitted to the Reinsurer by the Ceding Company for each Accounting Period not later than fifteen (15) days after the end of each Accounting Period. Such reports will include information on the amount of Initial Consideration, Supplemental Consideration, Reinsurance Premiums, Ceding Commission, Allowances for Commissions and Expenses, Allowances for Death Benefit Guarantee, Benefit Payments, Reinsurance Gains and Losses, Experience Refund, Loss Carryforward, Funds Withheld, Interest Expense Charge, Unamortized Ceding Commission, Unamortized Ceding Commission Adjustment, Interest on the Unamortized Ceding Commission, Expense and Risk Charges and Modified Coinsurance Reserve.

          4.      Quarterly Settlements.

                  A. Within fifteen (15) days after the end of each Accounting Period, the Ceding Company will pay the Reinsurer the sum of: (i) the Reinsurance Premiums paid by the Ceding Company to the Reinsurer during the current Accounting Period, determined in accordance with Article II, Paragraph 2, plus (ii) any Modified Coinsurance Reserve Adjustment payable to the Reinsurer, determined in accordance with
                           Article V, Paragraph 2, plus (iii) any Funds Withheld payable to the Reinsurer during the current Accounting Period in accordance with the terms of the Accounts Receivable Agreement, determined in accordance with Article II, Paragraph 3, item (iv), plus (iv) any Supplemental Consideration payable during the current Accounting Period, determined in accordance with Article II, Paragraph 1.

                  B. Simultaneously, the Reinsurer will pay the Ceding Company the sum of: (i) the amount of Benefit Payments, as described in Article IV, plus (ii) Allowances for Commissions and Expenses, determined in accordance with Article III, Paragraph 7, plus
                           (iii) Allowances for Death Benefit Guarantee, determined in accordance with Article III, Paragraph 8, plus (iv) any Modified Coinsurance Reserve Adjustment payable to the Ceding Company, determined in accordance with
                           Article V, Paragraph 2, plus (v) any Experience Refund, determined in accordance with Article IX.

VI. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

                  Annuities and Risks Reinsured. Beginning on the Effective Date of this Agreement, the Reinsurer reinsures a quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                                 Quota          Contract and
                 Plan                        Issue Years         Share       Certificate Numbers
                 ----                        -----------         -----       -------------------
                 Venture Variable
                 Annuity 3                   1987 - 1993          64%            203-VA

                 Venture Vision              1993 - 1994          95%            VEN 10

                 Venture Vision              1994                 95%            VISION.001

                  Beginning on December 31, 1994, under this Agreement the Reinsurer also reinsures an additional 31 percent quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                                    Contract and
                 Plan                        Issue Years         Certificate Numbers
                 ----                        -----------         -------------------
                 Venture Variable
                 Annuity 3                   1987 - 1993                203-VA

                  "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder.

VII. SCHEDULE B, QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS, is replaced in its entirety by Exhibit A.

VIII.    The following is added to SCHEDULE D, CEDING COMPANY DATA:

         - Quarterly settlement reports received under this Agreement since inception

         - The Modified Coinsurance Reserve equals the statutory reserve with respect to the annuities reinsured hereunder, excluding mortality reserves

In witness of the above, this Amendment Three is executed in duplicate on the dates indicated below, with an Effective Date of December 31, 1994.

                                         NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                                  COMPANY ("Ceding Company")


   By:                                      By:
      -------------------------------           ----------------------------
Title:                                   Title:
       ------------------------------           ----------------------------
 Date:                                    Date:
       ------------------------------           ----------------------------


                                         ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                                  ("Reinsurer")

   By:                                      By:
       ------------------------------           ---------------------------
Title:                                   Title:
       ------------------------------           ---------------------------
 Date:                                    Date:
       ------------------------------           ---------------------------

                                                                       EXHIBIT A

                                   SCHEDULE B

                  QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS

                        FROM CEDING COMPANY TO REINSURER

                             Accounting Period: ______________
                             Calendar Year: __________________
                             Date Report Completed: __________


 1.     Initial Consideration (Article II, Paragraph 1)*
        a.    Initial Consideration                           _________
        b.    Amount of Initial Consideration withheld by
              Ceding Company                                  _________
        Portion of Initial Consideration paid in cash
        = a - b                                                          _______

 2.     Supplemental Consideration (Article II, Paragraph 1)             _______

 3.     Reinsurance Premiums (Article II, Paragraph 2)
        a.    Reinsurance Premiums
              A.  Venture Variable Annuity 3 Reinsurance
                  Premiums                                    _________
              B.  Venture Vision Reinsurance Premiums -
                  first policy year                           _________
              C.  Venture Vision Reinsurance Premiums -
                  renewal                                     _________
              Total Reinsurance Premiums = A + B + C                     _______
        b.    Amount of Reinsurance Premiums withheld by
              Ceding Company                                  _________
        Portion of Reinsurance Premiums paid in cash
        = a - b                                                          _______

 4.     Benefit Payments (Article IV)
        a.    Death Benefits                                  _________
        b.    Cash Surrender Values                           _________
        c.    Annuity Benefits                                _________
        Benefit Payments = a + b + c                                     _______

 5.     Initial Reserve Adjustment (Article V, Paragraph 1)*             _______

 6.     Modified Coinsurance Reserve Adjustment (Article V, Paragraph 2)
        a.    Modified Coinsurance Reserve end of
              preceding Accounting Period                     _________
        b.  Modified Coinsurance Reserve end of
              current Accounting Period                       _________
        c.    Equals b - a                                    _________
        d.    Modified Coinsurance Reserve Investment
              Credit (Schedule C)                             _________
        Modified Coinsurance Reserve Adjustment = c - d                  _______

                                                             EXHIBIT A CONTINUED

 7.     Reinsurance Gain = 2a - 3a - 4 - 6 - 15 - 16
        (If negative, see Article VII)                                __________

 8.     Reinsurance Loss = 2a - 3a - 4 - 6 - 15 - 16
        (If positive, see Article VII)                                __________

 9.     Loss Carryforward [Article VIII, Paragraph 1, item (i)]       __________

10.     Initial Expense and Risk Charge (Article VI, Paragraph 1)*    __________

11.     Expense and Risk Charge (Article VI, Paragraph 2)             __________

12.     Ceding Commission (Article III, Paragraph 1)                  __________

13.     Unamortized Ceding Commission (Article III, Paragraph 2)      __________

14.     Unamortized Ceding Commission Adjustment
        (Article III, Paragraph 3)                                    __________

15.     Allowances for Commissions and Expenses
        (Article III, Paragraph 7)                                    __________

16.     Allowances for Death Benefit Guarantee
        (Article III, Paragraph 8)                                    __________

17.     Experience Refund = 7 + 8 - 9 - 11 - 14 - 20 - 21
        (If negative, see Article IX)                                 __________

18.     Funds Withheld payment [Article II, Paragraph 3, item (ii)]   __________

19.     Funds Withheld = Prior 19 + 1b + 2b - 18
        (Article II, Paragraph 3)                                     __________

20.     Interest Expense Charge (Article II, Paragraph 4)             __________

21.     Interest on the Unamortized Ceding Commission
        (Article III, Paragraph 9)                                    __________

22.     Cash Settlement =
        1 + 2 + 3 - 4 - 5 - 6 + 10 - 12 - 15 - 16 - 17 + 18           __________

*Initial Accounting Period, only.

                                                             EXHIBIT A CONTINUED

Supplemental Information

                                                 Venture
                                  Total          Variable        Venture
                                  Number         Annuity 3       Vision        Total
                                    of            Account        Account      Account          Loss
                                 Annuities         Value          Value        Value       Carryforward
                                 _________       _________      _________    _________     ____________
Beginning of Period              _________       _________      _________    _________     ____________
+ Additions                      _________       _________      _________    _________     ____________
- Terminations                   _________       _________      _________    _________     ____________
End of Period                    _________       _________      _________    _________     ____________

                                 Venture          Venture
                                 Variable         Vision
                                 Annuity 3        Number
                                 Number of          of
                                 Annuities       Annuities
                                 _________       _________

Beginning of Period              _________       _________
+ Additions                      _________       _________
- Terminations                   _________       _________
End of Period                    _________       _________


Termination Rate (Article III, Paragraph 5)

a.    Total number of annuities reinsured hereunder as of
      date current Accounting Period ends                             __________

b.    Total number of annuities reinsured hereunder as of
      the date one year prior to the date the current
      Accounting Period ends                                          __________

c.    Termination Rate 1 - (a / b)                                    __________


Investment Credit Accumulation Rate (Article III, Paragraph 6)

a.    Modified Coinsurance Reserve Investment Credit
           Current Accounting Period                     _________
           First most recent Accounting Period           _________
           Second most recent Accounting Period          _________
           Third most recent Accounting Period           _________    __________

b.    Account value as of date one year prior to date
      current Accounting Period ends                                  __________

c.    Account value as of date current Accounting Period ends         __________

d.    Investment Credit Accumulation Rate
      a / [.5 x (b + c)]                                              __________

                                                             EXHIBIT A CONTINUED

Allowances for Commissions and Expenses (Article III, Paragraph 7)

a.    $7.50 x quota share reinsured hereunder x number of annuities reinsured hereunder and inforce at end of current Accounting
      Period                                                          __________

b.    .0125 x portion of account value of annuities reinsured
      hereunder at end of current Accounting Period                   __________

c.    Trailer Commission x portion of account value of Venture
      Variable Annuity 3 annuities reinsured hereunder and inforce
      at end of current Accounting Period                             __________

d.    ___% x Reinsurance Premiums with respect to Venture Variable
      Annuity 3 annuities reinsured hereunder                         __________

e.    .25% x portion of account value, attributable to purchase
      payments received by Ceding Company thirteen months or more prior to their trailer commission dates, of Venture Vision annuities reinsured hereunder and inforce at end of current
      Accounting Period                                               __________

f.    ___% x renewal Reinsurance Premiums with respect to Venture
      Vision annuities reinsured hereunder                            __________

g.    Allowances for Commissions and Expenses =
      a + b + c + d + e + f                                           __________

                                 AMENDMENT TWO

                       ATTACHED TO AND MADE A PART OF THE

                         ACCOUNTS RECEIVABLE AGREEMENT

                          EFFECTIVE DECEMBER 31, 1993

                                    BETWEEN

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                  ("Borrower")

                                      AND

                       ITT LYNDON LIFE INSURANCE COMPANY

                                   ("Lender")

                -------------------------------------------------

The Borrower and the Lender agree to amend this Accounts Receivable Agreement as follows:

ARTICLE I, PROVISIONS RELATING TO THE ACCOUNTS RECEIVABLE, Paragraph 2, is replaced in its entirety by the following:

     2. Scheduled Repayment. The Borrower will repay a portion of the Accounts Receivable at the end of each calendar year in an amount equal to the Scheduled Repayment Amount as defined below:

          Calendar Year                 Scheduled Repayment Amount
          -------------                 --------------------------

              1994                              $6,064,196

        Calendar Year              Scheduled Repayment Amount
        -------------              --------------------------

        1995 through 1998                  $3,000,000

In witness of the above, this Amendment Two is executed in duplicate on the dates indicated below, with an Effective Date of December 31, 1994.

                                    NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                             COMPANY ("Borrower")

By: James A. Gallagher              By: John G. Vrysen

Title: VP Secretary &               Title: VP & Actuary
       General Counsel

Date:  December 30, 1994            Date:  December 30, 1994


                                    ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                             ("Lender")

By: Jeffrey G. Stevenson            By: Frank A. Alvarez

Title: VP & Deputy Chief            Title: Exec. V.P.
       Secretary

Date: 12/22/94                      Date: 12/22/94

                                 AMENDMENT FOUR


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"


                                       AND


                        ITT LYNDON LIFE INSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraphs 1, 2 and 4, are replaced in their entirety by the following:

         1. Ceding Commission. Simultaneously with the payment of the Initial Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to 2.2 percent times the Initial Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $10 million. Simultaneously with the payment of the Supplemental Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to 3.58 percent times the Supplemental Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $5.2 million. For Accounting Periods beginning January 1, 1994 and thereafter, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year.

         2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) plus (ii) plus (iii) minus (iv), where:

                           (i) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period;

                           (ii) equals the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year;

                           (iii) for the Accounting Period ending December 31, 1994 only, equals 3.58 percent times the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed $5.2 million; and

                           (iv) equals the Unamortized Ceding Commission Adjustment, determined in accordance with Paragraph 3 below.

                  With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in
                  (i) to the "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1 above, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) plus (ii) plus
                  (iii) minus (iv) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

          4. Maximum Unamortized Ceding Commission Adjustment. The Maximum Unamortized Ceding Commission Adjustment for each Accounting Period is as follows:


                    Maximum Unamortized
                    Ceding Commission            Maximum Unamortized
                    Adjustment                   Ceding Commission
For Accounting      (For Amounts Paid            Adjustment (For Amounts
Periods Ending      During Initial               Paid After Initial
    During          Accounting Period)           Accounting Period)

1994                     $500,000                $0

1995                     $500,000                5 percent of the cuma-
                                                 lative Ceding Commission
                                                 paid by the Reinsurer to
                                                 the Ceding Company
                                                 during the 1994 calendar
                                                 year in accordance with
                                                 Article III, Paragraph 1

1996 through 1998        $500,000                5 percent of the cuma-
                                                 lative Ceding Commission
                                                 paid by the Reinsurer to
                                                 the Ceding Company
                                                 during the 1994 and 1995
                                                 calendar years in
                                                 accordance with Article
                                                 III, Paragraph 1

1999                     $      0                5 percent of the cuma-
                                                 lative Ceding Commission
                                                 paid by the Reinsurer to
                                                 the Ceding Company
                                                 during the 1994 and 1995
                                                 calendar years in
                                                 accordance with Article
                                                 III, Paragraph 1

2000                     $      0                5 percent of the cuma-
                                                 lative Ceding Commission
                                                 paid by the Reinsurer to
                                                 the Ceding Company
                                                 during the 1995 calendar
                                                 year in accordance with
                                                 Article III, Paragraph 1

2001 and thereafter      $      0                $0

However, if in any Accounting Period (a) the Termination Rate, as described in Paragraph 5 below, is greater than 0.30, and/or (b) the Investment Credit Accumulation Rate, as described in Paragraph 6 below, is less than zero, then the Reinsurer may elect to define the Maximum Withheld Ceding Commission Adjustment as any amount up to

                  $14 million for the first Accounting Period in the current calendar year and for all Accounting Periods thereafter.

II. Effective January 1, 1995, ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraph 9, is replaced in its entirety by the following:

          9. Interest on the Unamortized Ceding Commission. The Ceding Company will pay the Reinsurer Interest on the Unamortized Ceding Commission at the end of each Accounting Period, subsequent to the initial Accounting Period, equal to [(i) x
                  (ii)] + [(iii) x (iv)] + [(v) x (vi)] + [(vii) x (viii)] +
                  [(ix) x (x)], where:

                           (i) equals the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission during the initial Accounting Period in accordance with Paragraph 1 above, calculated as of the end of the preceding Accounting Period;

                           (ii) equals the Interest Expense Rate, as described in Article II, Paragraph 5;

                           (iii) equals the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the 1994 calendar year:

                           (iv) equals the Loss Carryforward Rate, as described in Article VIII, Paragraph 2;

                           (v) equals, for the Accounting Periods beginning July 1, 1995 and thereafter, the portion of the Unamortized

                                    Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the first and second Accounting Period in the 1995 calendar year; and

                           (vi)     equals,

                                    -    for the Accounting Period
                                         beginning July 1, 1995,

                                         [(a) / (b)] x (c), where:

                                         (a)    equals the Loss Carryforward
                                                Rate, as described in Article
                                                VIII, Paragraph 2;

                                         (b)    equals the number of days in
                                                the current Accounting Period;
                                                and

                                         (c)    equals the number of days
                                                remaining in the current
                                                Accounting Period measured from
                                                the quarterly settlement date,
                                                as described in Article X, for
                                                the second Accounting Period in
                                                the 1995 calendar year; and

                                    -    for the Accounting Periods beginning
                                         October 1, 1995 and thereafter, equals
                                         the Loss Carryforward Rate, as
                                         described in Article VIII, Paragraph 2;

                           (vii)    equals, for the Accounting Periods
                                    beginning October 1, 1995 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the third Accounting Period in the 1995 calendar year;

                  (viii)   equals,

                           - for the Accounting Period beginning October 1, 1995, [(a) / (b)] x (c), where:

                                (a)  equals the Loss Carryforward Rate, as
                                     described in Article VIII, Paragraph 2;

                                (b) equals the number of days in the current Accounting Period; and

                                (c) equals the number of days remaining in the current Accounting Period measured from the quarterly settlement date, as described in
                                     Article X, for the third Accounting Period in the 1995 calendar year; and

                           - for the Accounting Periods beginning January 1, 1996 and thereafter, the Loss Carryforward Rate, as described in Article VIII, Paragraph 2;

                  (ix)     equals, for the Accounting Periods beginning
                           January 1, 1996 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the fourth Accounting Period in the 1995 calendar year; and

                  (x)      equals,

                           - for the Accounting Period beginning January 1, 1996, [(a) / (b)] x (c), where:

                             (a)    equals the Loss Carryforward Rate, as
                                    described in Article VIII, Paragraph 2;

                                    (b)      equals the number of days in the
                                             current Accounting Period; and

                                    (c)      equals the number of days remaining
                                             in the current Accounting Period
                                             measured from the quarterly
                                             settlement date, as described in
                                             Article X, for the fourth
                                             Accounting Period in the 1995
                                             calendar year; and

                           - for the Accounting Periods beginning April 1, 1996 and thereafter, the Loss Carryforward Rate, as described in Article VIII, Paragraph 2.

III. ARTICLE VI, EXPENSE AND RISK CHARGES, Paragraph 2, is replaced in its entirety by the following:

          2. Expense and Risk Charge. The Expense and Risk Charge for each Accounting Period subsequent to the initial Accounting Period, payable to the Reinsurer by the Ceding Company, will be equal to (i) plus (ii) plus (iii), where:

                           (i) equals the Expense and Risk Charge Rate, as defined below, times the Loss Carryforward, determined in accordance with Article VIII, Paragraph 1, item (i), at the end of the preceding Accounting Period, with accrued interest thereon;

                           (ii) equals the Expense and Risk Charge Rate, as defined below, times the Expense and Risk Charge Base, as defined below; and

                           (iii) for the Accounting Period ending December 31, 1994 only, equals 1.0 percent times 3.2 percent of the

                                    Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed 1.65 percent times $5.2 million.

                  The Expense and Risk Charge Rate for each Accounting Period is defined as follows:

                     For Accounting               Expense and
                  Periods Ending During         Risk Charge Rate

                  1994 through 2000                  .4125%

                  2001 and thereafter                .4142%

                  The Expense and Risk Charge Base for each Accounting Period is defined as follows:

                     For Accounting
                  Periods Ending During   Expense and Risk Charge Base

                  1994 through 2000       greater of either (a) the Unamortized
                                          Ceding Commission, determined in
                                          accordance with Article III,
                                          Paragraph 2, at the end of the
                                          preceding Accounting Period, plus
                                          the Ceding Commission Rate, as
                                          described in Article III, Paragraph
                                          1, times the Reinsurance Premiums,
                                          determined in accordance with
                                          Article II, Paragraph 2, but not to
                                          exceed $1 million for the 1995
                                          calendar year, minus the Maximum
                                          Unamortized Ceding Commission
                                          Adjustment, determined in accordance
                                          with Article III, Paragraph 4, or
                                          (b) quantity (iv) as defined below,
                                          but never less than zero

                  2001 and thereafter     (iv) below, but never less than zero,
                                           where:

                  (iv)  equals (a) plus (b) plus (c) minus (d) minus (e) minus
                        (f), where:

                        (a) equals the Unamortized Ceding Commission, determined
                            in accordance with Article III,

                                    Paragraph 2, at the end of the preceding
                                    Accounting Period;

                           (b) equals the Ceding Commission Rate, as described in Article III, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year;

                           (c) equals the absolute value of any Reinsurance Loss, determined in accordance with Article VII;

                           (d) equals any Reinsurance Gain, determined in accordance with Article VII;

                           (e)      equals the Interest Expense Charge,
                                    determined in accordance with Article II, Paragraph 4; and

                           (f) equals the Interest on the Unamortized Ceding Commission, determined in accordance with Article III, Paragraph 9.

                  In no event will the Expense and Risk Charge payable be less than $20,000 for any Accounting Period after December 31, 2000.

IV. Effective July 1, 1995, ARTICLE VIII, LOSS CARRYFORWARD, Paragraph 2, is replaced in its entirety by the following:

         2. Loss Carryforward Rate. The Loss Carryforward Rate at the end of each Accounting Period will be equal to 51.25 basis points, plus the quantity (i) divided by (ii), where:

                           (i) equals the H.15 annualized rate for three month Commercial Paper as published by the Federal Reserve as of the date the current Accounting
                                      Period begins; and

                           (ii)       equals four.

V. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

                  Annuities and Risks Reinsured. Beginning on the Effective Date of this Agreement, the Reinsurer reinsures a quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                                     Quota          Contract and
                     Plan                        Issue Years         Share       Certificate Numbers

                     Venture Variable
                     Annuity 3                   1987 - 1993          64%            203-VA

                     Venture Vision              1993 - 1995          95%            VEN 10

                     Venture Vision               1994 - 1995         95%            VISION.001

                  Beginning on December 31, 1994, under this Agreement the Reinsurer also reinsures an additional 31 percent quota share of the Ceding Company's net liability on those variable annuities issued by the Ceding Company and described below:

                                                                    Contract and
                     Plan                        Issue Years     Certificate Numbers

                     Venture Variable

                     Annuity 3                    1987 - 1993         203-VA

                  "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder.

VI.      The following is added to SCHEDULE D, CEDING COMPANY DATA:

         - Quarterly settlement reports received under this Agreement since inception

VII. SCHEDULE E, RATES, Paragraph 2, is replaced in its entirety by the following:

          2. Ceding Commission Rate. The Ceding Commission Rate for each Accounting Period, subsequent to the initial Accounting Period, is defined as follows:

                              For Accounting                     Ceding
                           Periods Ending During             Commission Rate

                           1994 and 1995                          1.67%

                           1996 and thereafter                       0%

In witness of the above, this Amendment Four is executed in duplicate on the dates indicated below, with an Effective Date of January 1, 1995.


                                         NORTH AMERICAN SECURITY LIFE INSURANCE
ATTEST:                                  COMPANY ("Ceding Company")


By:                                      By:
    ---------------------------              -------------------------------
Title:                                   Title:

       ------------------------                 ----------------------------
Date:                                       Date:
       ------------------------                 ----------------------------



                                         ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                                  ("Reinsurer")

By:                                      By:
    ---------------------------              -------------------------------
Title:                                   Title:
       ------------------------                 ----------------------------
Date:                                       Date:
       ------------------------                 ----------------------------

                                 AMENDMENT FIVE

                       ATTACHED TO AND MADE A PART OF THE

                      REINSURANCE AGREEMENT NUMBER 1293-104

                                     BETWEEN

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"

                                       AND

                        ITT LYNDON LIFE INSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. ARTICLE II, INITIAL CONSIDERATION AND REINSURANCE PREMIUMS, Paragraph 2, is replaced in its entirety by the following:

         2. Reinsurance Premiums. At the end of each Accounting Period, the Ceding Company will pay the Reinsurer Reinsurance Premiums on all annuities in effect under this Agreement in an amount equal to the sum of: (i) that portion of the gross premiums collected by the Ceding Company during the Accounting Period which corresponds to the portion of the annuities reinsured hereunder, plus (ii) beginning May 1, 1995 and thereafter, that portion of the statutory reserves on the quota share reinsured hereunder which are associated with the portion of the account values transferred from fixed accounts to variable accounts with respect to the annuities reinsured hereunder. The Reinsurer will treat any such Reinsurance Premiums as paid premium for annual statement purposes, regardless of the mode of collection by the Ceding Company on the annuities reinsured hereunder. The Ceding Company will withhold on behalf of the Reinsurer, in accordance with Paragraph 3 below, an amount equal to (i) times (ii), but not to exceed $6 million for the current calendar year, where:

                           (i) equals the Funds Withheld Rate, as described in Schedule E, Paragraph 1; and

                           (ii) equals Reinsurance Premiums, determined in accordance with this Paragraph 2.

II. ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraphs 2 and 7, are replaced in their entirety by the following:

         2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) plus (ii) plus (iii) minus (iv), where:

                           (i) equals the Unamortized Ceding Commission at the end of the preceding Accounting Period;

                           (ii) equals the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year;

                           (iii) for the Accounting Period ending December 31, 1994 only, equals 3.58 percent times the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed $5.2 million; and

                           (iv) equals the Unamortized Ceding Commission Adjustment, determined in accordance with Paragraph 3 below.

                  With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in
                  (i) to the "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1 above, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) plus (ii) plus
                  (iii) minus (iv) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

                  Notwithstanding the above, any portion of the Unamortized Ceding Commission which corresponds to the portion of the annuities recaptured pursuant to the second sentence of Paragraph 4, Article XI, will be paid by the Ceding Company to the Reinsurer, in accordance with Article XII, Paragraph 3(d), in an amount equal to [(v) / (vi)] x (vii), where:

                           (v) equals the portion of the account value, with respect to the portion of the annuities reinsured hereunder transferred from variable accounts to fixed accounts and treated as recaptured, in accordance with
                                    Article XI, Paragraph 4;

                           (vi) equals the portion of the account value, at the end of the preceding Accounting Period with respect to the portion of the annuities reinsured hereunder; and

                           (vii) equals the Unamortized Ceding Commission, determined in accordance with item (i) above, at the end of the preceding Accounting Period.


         7. Allowances for Commissions and Expenses. The Reinsurer will pay the Ceding Company Allowances for Commissions and Expenses for each Accounting Period, equal to (i) plus (ii) plus (iii) plus (iv) plus (v) plus (vi), where:

                           (i)      equals (a) times (b) times (c), where:

                                    (a)      equals $7.50 times the quota share
                                             percentage of the annuities
                                             reinsured hereunder, as described
                                             in Schedule A;

                                    (b)      equals the number of annuities
                                             reinsured hereunder and described
                                             in Schedule A, and inforce at the
                                             end of the current Accounting
                                             Period; and

                                    (c)     equals the total account value
                                            invested in variable accounts with
                                            respect to the annuities reinsured
                                            hereunder, divided by the total
                                            account value invested in fixed and
                                            variable accounts with respect to
                                            the annuities reinsured hereunder;
                                            and

                           (ii) equals .0125 percent times that portion of the account value of the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the end of the current Accounting Period;

                           (iii) equals the Trailer Commission, as defined below, times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period;

                           (iv)     equals (a) times (b), where:

                                    (a)      equals the Reinsurance Premiums,
                                             determined in accordance with
                                             Article II, Paragraph 2, with
                                             respect to the Venture Variable
                                             Annuity 3 annuities reinsured
                                             hereunder which corresponds
                                             to the portion of the Venture
                                             Variable Annuity 3 annuities
                                             reinsured hereunder and described
                                             in Schedule A; and

                                    (b)      equals,

                                             -        for the Accounting Periods
                                                      beginning January 1, 1994
                                                      through October 1, 1994,
                                                      5.33 percent, and

                                             -        for the Accounting Periods
                                                      beginning January 1, 1995
                                                      and thereafter, 7 percent;

                           (v) equals .25 percent times that portion of the account value, attributable to purchase payments received by the Ceding Company thirteen (13) months or more prior to their trailer commission payment dates, of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period; and

                           (vi)     equals (a) times (b), where:

                                    (a)      equals the portion of Reinsurance
                                             Premiums, determined in accordance
                                             with Article II, Paragraph 2,
                                             received by the Ceding Company
                                             thirteen (13) months or more after
                                             the issue date of each Venture
                                             Vision annuity reinsured hereunder
                                             which corresponds to the portion of
                                             the Venture Vision annuities
                                             reinsured hereunder and described
                                             in Schedule A; and

                                    (b)      equals,

                                             -        for the Accounting Periods
                                                      beginning January 1, 1994
                                                      through October 1, 1994,
                                                      1.83 percent, and

                                             -        for the Accounting Periods
                                                      beginning January 1, 1995
                                                      and thereafter, 3.5
                                                      percent.

                  The Trailer Commission for Venture Variable Annuity 3 annuities for each Accounting Period is defined below:

                              For Accounting
                           Periods Ending During         Trailer Commission
                           ---------------------         ------------------
                           1994                                 .04%
                           1995                                 .05%
                           1996                                .055%
                           1997 and thereafter                .0625%


III.     The following Paragraph 10 is added to ARTICLE X, ACCOUNTING AND
         SETTLEMENTS:

         10. Partial Recapture. If a portion of the annuities reinsured hereunder is recaptured, as described in Article XI, Paragraph 4, then the quarterly settlements described above will thereafter be made with respect to the portion of the policies not recaptured. Adjustments in the amounts due from either the Ceding Company or the Reinsurer will be made accordingly.

IV. ARTICLE XI, DURATION AND RECAPTURE, Paragraphs 4 and 5, are replaced in their entirety by the following:

         4. Recapture. Annuities reinsured hereunder will be eligible for recapture, at the option of the Ceding Company, on any January 1, following the fifth anniversary of the Effective Date of this Agreement, subject to ninety (90) days prior written notice, or on any other date which is mutually agreed to in writing. However, in the event that any portion of the account values related to any annuity reinsured hereunder is transferred from variable accounts to fixed accounts, then the corresponding portion of such annuity will be treated as recaptured. Except for the fixed account transfers described above, if the Ceding Company opts to recapture, then the Ceding Company must recapture all of the annuities reinsured hereunder. In no event may the Ceding Company recapture anything other than 100 percent of all annuities reinsured hereunder.

         5. Internal Replacements. Should the Ceding Company, its affiliates, successors or assigns, initiate a program of Internal Replacement that would include any of the annuities reinsured hereunder, the Ceding Company will immediately notify the Reinsurer. The Reinsurer may elect to treat such annuities as recaptured rather than surrendered and such recapture will apply to all annuities reinsured hereunder, except that the transfer of any portion of the annuities reinsured hereunder from variable accounts to fixed accounts will be treated as a partial recapture, as described in
                  Article XI, Paragraph 4. For purposes of this Agreement, the term "Internal Replacement" means any instance in which an annuity or any portion of the cash value of an annuity is exchanged for another policy or annuity, not covered under this Agreement, which is written by the Ceding Company, its affiliates, successors or assigns.

V. ARTICLE XII, TERMINAL ACCOUNTING AND SETTLEMENT, Paragraphs 1 and 3, are replaced in their entirety by the following:

          1. Terminal Accounting. In the event that all or a portion of the reinsurance under this Agreement is terminated in accordance with Article XI, Paragraph 3, or recaptured in accordance with
                  Article XI, Paragraph 4, a Terminal Accounting and Settlement will take place.

         3. Settlement. The Terminal Accounting and Settlement will consist of:

                  (a) the quarterly settlement as provided in Article X, Paragraph 4, computed as of the terminal accounting date; and

                  (b) payment by the Ceding Company to the Reinsurer of an amount equal to the Modified Coinsurance Reserve on the annuities reinsured hereunder as of the terminal accounting date; and

                  (c) payment by the Reinsurer to the Ceding Company of a Terminal Reserve Adjustment equal to the Modified Coinsurance Reserve on the annuities reinsured hereunder as of the terminal accounting date;

                  (d) payment by the Ceding Company to the Reinsurer of a Terminal Ceding Commission Adjustment equal to any Unamortized Ceding Commission, as described in
                           Article III, Paragraph 2, as of the terminal accounting date;

                  (e) payment by the Ceding Company to the Reinsurer of any Funds Withheld, determined in accordance with Article II, Paragraph 3, as of the terminal accounting date; and

                  (f) payment by the Ceding Company to the Reinsurer of any Loss Carryforward, as described in Article VIII, calculated as of the terminal accounting date.

                           If only a portion of the annuities is recaptured, as described in Article XI, Paragraph 4, then the Terminal Accounting and Settlement described above, will be made with respect to only the portion of such annuities recaptured, excluding item (e) above. If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Ceding Company, such amount will be paid by the Reinsurer to the Ceding Company. If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Reinsurer, such amount will be paid by the Ceding Company to the Reinsurer.

VI. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

                  Annuities and Risks Reinsured. Beginning on the Effective Date of this Agreement, the Reinsurer reinsures a quota share of the Ceding Company's net liability with respect to a portion of the account values invested in variable accounts under those variable annuities issued by the Ceding Company and described below:

                                                                Quota          Contract and
                  Plan                      Issue Years         Share       Certificate Numbers
                  ----                      -----------         -----       -------------------
                  Venture Variable
                  Annuity 3                 1987 - 1993          64%              203-VA
                  Venture Vision            1993 - 1995          95%              VEN 10
                  Venture Vision            1994 - 1995          95%              VISION.001

                  Beginning on December 31, 1994, under this Agreement the Reinsurer also reinsures an additional 31 percent quota share of the Ceding Company's net liability with respect to a portion of the account values invested in variable accounts under those variable annuities issued by the Ceding Company and described below:

                                                                 Contract and
                  Plan                      Issue Years       Certificate Numbers
                  ----                      -----------       -------------------
                  Venture Variable
                  Annuity 3                 1987 - 1993            203-VA


                  "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder, net of other reinsurance.

VIII. Effective January 1, 1995, SCHEDULE B, QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS, is replaced in its entirety by Exhibit A.


IX.      The following information is added to SCHEDULE D, CEDING COMPANY DATA:

         - Quarterly accounting settlement reports for this Agreement received by the Reinsurer since inception

         - Telephone conversation of September 5, 1995 between Grace Rokosz of the Ceding Company and Doris Azarcon of the Reinsurer, which included the representation that the fixed account portion of the annuities reinsured hereunder are ceded to other reinsurers.

In witness of the above, this Amendment Five is executed in duplicate on the dates indicated below with an Effective Date of May 1, 1995.


                                           NORTH AMERICAN SECURITY LIFE
ATTEST:                                    INSURANCE COMPANY ("Ceding Company")


   By:                                         By:
       ------------------------------              -----------------------------
Title:                                      Title:
       ------------------------------              -----------------------------
 Date:                                       Date:
       ------------------------------              -----------------------------

                                           ITT LYNDON LIFE INSURANCE COMPANY
ATTEST:                                    ("Reinsurer")

   By:                                         By:
       -----------------------------               -----------------------------
Title:                                      Title:
       -----------------------------               -----------------------------
 Date:                                       Date:
       -----------------------------               -----------------------------

                                                                       EXHIBIT A

                                   SCHEDULE B

                  QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS

                        FROM CEDING COMPANY TO REINSURER

                        Accounting Period: ________________
                        Calendar Year: ____________________
                        Date Report Completed: ____________

 1.     Initial Consideration (Article II, Paragraph 1)*
        a.    Initial Consideration                           _______
        b.    Amount of Initial Consideration withheld by
              Ceding Company                                  _______
        Portion of Initial Consideration paid in cash
        = a - b                                                          _______

 2.     Supplemental Consideration (Article II, Paragraph 1)             _______

 3.     Reinsurance Premiums (Article II, Paragraph 2)

        a.    Reinsurance Premiums

              A.  Venture Variable Annuity 3 Reinsurance
                  gross premiums                              _______

              B.  Venture Vision Reinsurance Premiums -
                  first policy year gross premiums            _______

              C.  Venture Vision Reinsurance Premiums -
                  renewal gross premiums                      _______

              D.  Statutory reserves transferred from fixed
                  accounts to variable accounts [item (ii)]   _______

              Total Reinsurance Premiums = A + B + C + D                 _______

        b.    Amount of Reinsurance Premiums withheld by
              Ceding Company                                  _______

        Portion of Reinsurance Premiums paid in cash
        = a - b                                                          _______

 4.     Benefit Payments (Article IV)
        a.    Death Benefits                                  _______

        b.    Cash Surrender Values                           _______

        c.    Annuity Benefits                                _______

        Benefit Payments = a + b + c                                     _______

 5.     Initial Reserve Adjustment (Article V, Paragraph 1)*             _______

 6.     Modified Coinsurance Reserve Adjustment (Article V, Paragraph 2)

        a.    Modified Coinsurance Reserve end of
              preceding Accounting Period                     _______

        b.    Modified Coinsurance Reserve end of
              current Accounting Period                       _______

        c.    Equals b - a                                    _______

        d.    Modified Coinsurance Reserve Investment
              Credit (Schedule C)                             _______

        Modified Coinsurance Reserve Adjustment = c - d                  _______

                                                             EXHIBIT A CONTINUED

7.      Reinsurance Gain = 2a - 3a - 4 - 6 - 15 - 16
        (If negative, see Article VII)                                   _______

8.      Reinsurance Loss = 2a - 3a - 4 - 6 - 15 - 16
        (If positive, see Article VII)                                   _______

9.      Loss Carryforward [Article VIII, Paragraph 1, item (i)]          _______

10.     Initial Expense and Risk Charge (Article VI, Paragraph 1)*       _______

11.     Expense and Risk Charge (Article VI, Paragraph 2)                _______

12.     Ceding Commission (Article III, Paragraph 1)                     _______

13.     Unamortized Ceding Commission (Article III, Paragraph 2)         _______

14.     Unamortized Ceding Commission Adjustment
        (Article III, Paragraph 3)                                       _______

15.     Allowances for Commissions and Expenses
        (Article III, Paragraph 7)                                       _______

16.     Allowances for Death Benefit Guarantee
        (Article III, Paragraph 8)                                       _______

17.     Experience Refund = 7 + 8 - 9 - 11 - 14 - 20 - 21
        (If negative, see Article IX)                                    _______

18.     Funds Withheld payment [Article II, Paragraph 3, item (ii)]      _______

19.     Funds Withheld = Prior 19 + 1b + 2b - 18
        (Article II, Paragraph 3)                                        _______

20.     Interest Expense Charge (Article II, Paragraph 4)                _______

21.     Interest on the Unamortized Ceding
        Commission (Article III, Paragraph 9)                            _______

22.     Cash Settlement =
        1 + 2 + 3 - 4 - 5 - 6 + 10 - 12 - 15 - 16 - 17 + 18              _______

*Initial Accounting Period, only.

Terminal Accounting and Settlement  (Partial recapture)
(Article XII, Paragraph 3)

A.      Modified Coinsurance Reserve (Article V, Paragraph 3)            _______

B.      Terminal Reserve Adjustment (Article V, Paragraph 3)             _______

                                                             EXHIBIT A CONTINUED

C.      Terminal Ceding Commission (Article III, Paragraph 2)

        a.    Account value at end of preceding Accounting
              Period with respect to portion of annuities
              reinsured hereunder transferred from variable
              accounts to fixed accounts                      _______

        b.    Account value at end of preceding Accounting
              Period with respect to portion of annuities
              reinsured hereunder                             _______

        c.    Unamortized Ceding Commission at end of
              preceding Accounting Period                     _______

        Terminal Ceding Commission = (a / b) x c                         _______

D.      Portion of Loss Carryforward with respect to portion
        of annuities reinsured hereunder transferred from
        variable accounts to fixed accounts (Article VIII)               _______

Cash Settlement = A - B + C + D                                          _______

Supplemental Information

                                   Venture
                       Total       Variable       Venture
                      Number       Annuity 3      Vision       Total
                        of          Account       Account     Account        Loss
                     Annuities       Value         Value       Value     Carryforward
Beginning of Period  _________     _________      _______     _______    ____________
+ Additions          _________     _________      _______     _______    ____________
- Terminations       _________     _________      _______     _______    ____________
End of Period        _________     _________      _______     _______    ____________

                      Venture     Venture
                     Variable      Vision
                     Annuity 3     Number
                     Number of       of
                     Annuities    Annuities

Beginning of Period  _________    _________
+ Additions          _________    _________
- Terminations       _________    _________
End of Period        _________    _________

Termination Rate (Article III, Paragraph 5)

a.    Total number of annuities reinsured hereunder as of
      date current Accounting Period ends                                _______

b.    Total number of annuities reinsured hereunder as of
      the date one year prior to the date the current                    _______
      Accounting Period ends

c.    Termination Rate 1 - (a / b)                                       _______

                                                             EXHIBIT A CONTINUED

Investment Credit Accumulation Rate (Article III, Paragraph 6)

a.    Modified Coinsurance Reserve Investment Credit
           Current Accounting Period                          _______
           First most recent Accounting Period                _______
           Second most recent Accounting Period               _______
           Third most recent Accounting Period                _______    _______

b.    Account value as of date one year prior to date
      current Accounting Period ends                                     _______

c.    Account value as of date current Accounting Period ends            _______

d.    Investment Credit Accumulation Rate
      a / [.5 x (b + c)]                                                 _______

Allowances for Commissions and Expenses (Article III, Paragraph 7)

a.    $7.50 x quota share reinsured hereunder x number of annuities reinsured hereunder and inforce at end of current Accounting
      Period                                                             _______

b.    Total account value invested in variable accounts on
      annuities reinsured hereunder / total account value
      invested in fixed and variable accounts on
      annuities reinsured hereunder                                      _______

c.    .0125 x portion of account value of annuities reinsured
      hereunder at end of current Accounting Period                      _______

d.    Trailer Commission x portion of account value of Venture
      Variable Annuity 3 annuities reinsured hereunder and
      inforce at end of current Accounting Period                        _______

e.    ___% x Reinsurance Premiums with respect to Venture Variable
      Annuity 3 annuities reinsured hereunder                            _______

f.    .25% x portion of account value, attributable to purchase
      payments received by Ceding Company thirteen months or more prior to their trailer commission dates, of Venture Vision annuities reinsured hereunder and inforce at end of
      current Accounting Period                                          _______

g.    ___% x renewal Reinsurance Premiums with respect to Venture
      Vision annuities reinsured hereunder                               _______

h.    Allowances for Commissions and Expenses =
      [a x b] + c + d + e + f + g                                        _______

                                  AMENDMENT SIX


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                "CEDING COMPANY"


                                       AND


                             RGA REINSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraphs 1, 2, 4, 7 and 8, are replaced in their entirety by the following:

         1. Ceding Commission. Simultaneously with the payment of the Initial Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to 2.2 percent times the Initial Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $10 million. Simultaneously with the payment of the Supplemental Consideration, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to 3.58 percent times the Supplemental Consideration, determined in accordance with
                  Article II, Paragraph 1, but not to exceed $5.2 million. For Accounting Periods beginning January 1, 1994 and thereafter, the Reinsurer will pay a Ceding Commission to the Ceding Company equal to the Ceding Commission Rate, as described in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year and not to exceed $2.15 million for the 1996 calendar year.

         2. Unamortized Ceding Commission. The Unamortized Ceding Commission at the end of each Accounting Period equals (i) plus (ii) plus (iii) minus (iv), where:

                           (i)  equals the Unamortized Ceding Commission at the
end of the preceding Accounting Period;

                           (ii) equals the Ceding Commission Rate, as described
in Schedule E, Paragraph 2, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year and not to exceed $2.15 million for the 1996 calendar year;

                           (iii)   for the Accounting Period ending December 31,
1994 only, equals 3.58 percent times the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed $5.2 million; and

                           (iv)    equals the Unamortized Ceding Commission
Adjustment, determined in accordance with Paragraph 3 below.

                  With respect, however, to the Accounting Period during which the Effective Date of this Agreement occurs, the reference in (i) to the "end of the preceding Accounting Period" refers to the Effective Date of this Agreement immediately after the Ceding Commission, as described in Paragraph 1 above, has been paid. The Unamortized Ceding Commission may never be less than zero. In the Accounting Period during which (i) plus (ii) plus (iii) minus (iv) as described above, first becomes zero or negative, then, for that and all subsequent Accounting Periods, the Unamortized Ceding Commission will be set equal to zero.

                  Notwithstanding the above, any portion of the Unamortized Ceding Commission which corresponds to the portion of the annuities recaptured pursuant to the second sentence of Paragraph 4, Article XI, will be paid by the Ceding Company to the Reinsurer, in accordance with Article XII, Paragraph 3(d), in an amount equal to [(v) / (vi)] x (vii), where:

                           (v)     equals the portion of the account value, with
respect to the portion of the annuities reinsured hereunder transferred from variable accounts to fixed accounts and treated as recaptured, in accordance with Article XI, Paragraph 4;

                           (vi)  equals the portion of the account value, at the
end of the preceding Accounting Period with respect to the portion of the annuities reinsured hereunder; and

                           (vii) equals the Unamortized Ceding Commission,
determined in accordance with item (i) above, at the end of the preceding Accounting Period.

                  4. Maximum Unamortized Ceding Commission Adjustment. The Maximum Unamortized Ceding Commission Adjustment for each Accounting Period is as follows:

                       Maximum Unamortized
                       Ceding Commission          Maximum Unamortized
                       Adjustment                 Ceding Commission
For Accounting         (For Amounts Paid          Adjustment (For Amounts
Periods Ending         During Initial             Paid After Initial
    During             Accounting Period)         Accounting Period)
--------------         -------------------        -----------------------------
1994                       $500,000               $0

1995                       $500,000               5 percent of the cumulative
                                                  Ceding Commission paid by the
                                                  Reinsurer to the Ceding
                                                  Company during the 1994
                                                  calendar year in accordance
                                                  with Article III, Paragraph 1

1996                       $500,000               5 percent of the cumulative
                                                  Ceding Commission paid by the
                                                  Reinsurer to the Ceding
                                                  Company during the 1994 and
                                                  1995 calendar years in
                                                  accordance with Article III,
                                                  Paragraph 1

                       Maximum Unamortized
                       Ceding Commission          Maximum Unamortized
                       Adjustment                 Ceding Commission
For Accounting         (For Amounts Paid          Adjustment (For Amounts
Periods Ending         During Initial             Paid After Initial
    During             Accounting Period)         Accounting Period)
--------------         -------------------        -----------------------------
1997 through                $500,000              5 percent of the cumulative
1998                                              Ceding Commission paid by the
                                                  Reinsurer to the Ceding
                                                  Company during the 1994, 1995
                                                  and 1996 calendar years in
                                                  accordance with Article III,
                                                  Paragraph 1

1999                        $      0              5 percent of the cumulative
                                                  Ceding Commission paid by the
                                                  Reinsurer to the Ceding
                                                  Company during the 1994, 1995
                                                  and 1996 calendar years in
                                                  accordance with Article III,
                                                  Paragraph 1

2000                        $      0              5 percent of the cumulative
                                                  Ceding Commission paid by the
                                                  Reinsurer to the Ceding
                                                  Company during the 1995 and
                                                  1996 calendar years in
                                                  accordance with Article III,
                                                  Paragraph 1

2001                        $      0               5 percent of the cumulative
                                                   Ceding Commission paid by the
                                                   Reinsurer to the Ceding
                                                   Company during the 1996
                                                   calendar year in accordance
                                                   with Article III, Paragraph 1

2002 and                    $      0               $0
thereafter

         However, if in any Accounting Period (a) the Termination Rate, as described in Paragraph 5 below, is greater than 0.30, and/or (b) the Investment Credit Accumulation Rate, as described in Paragraph 6 below, is less than zero, then the Reinsurer may elect to define the Maximum Withheld Ceding Commission Adjustment as any amount up to $14 million for the first Accounting Period in the current calendar year and for all Accounting Periods thereafter.

      7. Allowances for Commissions and Expenses. For Accounting Periods beginning January 1, 1996 and thereafter, the Reinsurer will pay the Ceding Company Allowances for Commissions and Expenses for each Accounting Period, equal to (i) plus (ii) plus (iii) plus (iv) plus (v) plus (vi), where:

                  (i) equals (a) times (b) times (c) times (d), where:

                      (a)     equals:

                              -     for the Accounting Periods beginning January
1, 1996 through December 31, 1996 only, $8.4375; and

                              -     for the Accounting Periods beginning January
1, 1997 and thereafter, ($8.4375 x 1.04 n), where n equals the number of calendar years which have occurred since January 1, 1996;

                       (b) equals the quota share percentage of the annuities reinsured hereunder, as described in Schedule A;

                       (c) equals the number of annuities reinsured hereunder and described in Schedule A, and enforce at the end of the current Accounting Period; and

                  (d) equals the total account value invested in variable accounts with respect to the annuities reinsured hereunder, divided by the total account value invested in fixed and variable accounts with respect to the annuities reinsured hereunder; and

         (ii) equals .0125 percent times that portion of the account value of the annuities reinsured hereunder which corresponds to the portion of the annuities reinsured hereunder as of the end of the current Accounting Period;

         (iii) equals the Trailer Commission, as defined below, times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period;

         (iv) equals the Renewal Commission Rate, as defined below, times that portion of the gross renewal premiums collected by the Ceding Company with respect to the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A;

         (v) equals .25 percent times that portion of the account value, attributable to purchase payments received by the Ceding Company thirteen (13) months or more prior to their trailer commission payment dates, of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period; and

         (vi) equals the Renewal Commission Rate, as defined below, times that portion of the gross renewal premiums received by the Ceding Company thirteen (13) months or more after the issue date of each Venture Vision annuity reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A.

         The Trailer Commission for Venture Variable Annuity 3 annuities for each Accounting Period is defined below:

                        For Accounting
                     Periods Ending During   Trailer Commission
                     ---------------------   ------------------
                     1994                          .04%
                     1995                          .05%
                     1996                          .055%
                     1997 and thereafter           .0625%

         The Renewal Commission Rate for each Accounting Period is defined below:

                                             Venture
                        For Accounting       Variable    Venture
                     Periods Ending During   Annuity 3   Vision
                     ---------------------   ---------   -------
                     1994                     5.33%       1.83%
                     1995                     7.00%       3.50%
                     1996(1)                  4.16%        .66%
                     1997 and thereafter      7.00%       3.50%

                       (1)Notwithstanding the above, in the event that the total Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, reported with respect to calendar year 1996 exceeds $75,704,225, then during 1996 the Renewal Commission Rate, applied to any gross renewal premiums included in the portion of the total Reinsurance Premiums which exceeds $75,704,225, is defined below:

                           Venture Variable
                              Annuity 3       Venture Vision
                           ----------------   --------------
                                7.00%              3.50%

      8. Allowances for Death Benefit Guarantee. For Accounting Periods beginning January 1, 1996 and thereafter, the Reinsurer will pay the Ceding Company Allowances for Death Benefit Guarantee for each Accounting Period, as an allowance for costs of the minimum death benefit guarantee on the annuities reinsured hereunder, equal to the sum of:

                       (i) .06 percent times that portion of the account value of the Venture Vision annuities reinsured hereunder which corresponds to the portion of the Venture Vision annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period, plus

                       (ii) .02 percent times that portion of the account value of the Venture Variable Annuity 3 annuities reinsured hereunder which corresponds to the portion of the Venture Variable Annuity 3 annuities reinsured hereunder and described in Schedule A, as of the end of the current Accounting Period.

II. Effective April 1, 1996, ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraph 9, is replaced in its entirety by the following:

          9. Interest on the Unamortized Ceding Commission. The Ceding Company will pay the Reinsurer Interest on the Unamortized Ceding Commission at the end of each Accounting Period, subsequent to the initial Accounting Period, equal to [(i) x (ii)] + [(iii) x (iv)] + [(v) x (vi)] + [(vii) x (viii)] + [(ix) x (x)] + [(xi) x (xii)], where:

                       (i) equals the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission during the initial Accounting Period in accordance with Paragraph 1 above, calculated as of the end of the preceding Accounting Period;

                       (ii) equals the Interest Expense Rate, as described in
Article II, Paragraph 5;

                       (iii) equals the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the 1994 and 1995 calendar years, calculated as of the end of the preceding Accounting Period;

                       (iv)  equals the Loss Carryforward Rate, as described in
Article VIII, Paragraph 2;

                       (v) equals, for the Accounting Periods beginning April 1, 1996 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the first Accounting Period in the 1996 calendar year; and

                       (vi)  equals,

                             -      for the Accounting Period beginning April 1,
1996, [(a) / (b)] x (c), where:

                                    (a) equals the Loss Carryforward Rate, as
described in Article VIII, Paragraph 2;

                                    (b) equals the number of days in the current
Accounting Period; and

                                    (c) equals the number of days remaining in
the current Accounting Period measured from the quarterly settlement date, as described in Article X, for the first Accounting Period in the 1996 calendar year; and

                             -      for the Accounting Periods beginning July 1,
1996 and thereafter, equals the Loss Carryforward Rate, as described in Article VIII, Paragraph 2;

                  (vii) equals, for the Accounting Periods beginning July 1, 1996 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the second Accounting Period in the 1996 calendar year; and

                  (viii)   equals,

                           -        for the Accounting Period beginning July 1,
1996, [(a) / (b)] x (c), where:

                                    (a)      equals the Loss Carryforward Rate,
as described in Article VIII, Paragraph 2;

                                    (b)      equals the number of days in the
current Accounting Period; and

                                    (c)      equals the number of days remaining
in the current Accounting Period measured from the quarterly settlement date, as described in Article X, for the second Accounting Period in the 1996 calendar year; and

                           -        for the Accounting Periods beginning October
1, 1996 and thereafter, equals the Loss Carryforward Rate, as described in
Article VIII, Paragraph 2;

                  (ix) equals, for the Accounting Periods beginning October 1, 1996 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the third Accounting Period in the 1996 calendar year;

                  (x)      equals,

                           -        for the Accounting Period beginning October
1, 1996, [(a) / (b)] x (c), where:

                                    (a)      equals the Loss Carryforward Rate,
as described in Article VIII, Paragraph 2;

                                    (b)      equals the number of days in the
current Accounting Period; and

                                    (c)      equals the number of days remaining
in the current Accounting Period measured from the quarterly settlement date, as described in Article X, for the third Accounting Period in the 1996 calendar year; and

                           -        for the Accounting Periods beginning January
1, 1997 and thereafter, the Loss Carryforward Rate, as described in Article VIII, Paragraph 2;

                  (xi) equals, for the Accounting Periods beginning January 1, 1997 and thereafter, the portion of the Unamortized Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the fourth Accounting Period in the 1996 calendar year; and

                  (xii)    equals,

                           -        for the Accounting Period beginning January
1, 1997, [(a) / (b)] x (c), where:

                                    (a)      equals the Loss Carryforward Rate,
as described in Article VIII, Paragraph 2;

                                    (b)      equals the number of days in the
current Accounting Period; and

                                    (c)      equals the number of days remaining
in the current Accounting Period measured from the quarterly settlement date, as described in Article X, for the fourth Accounting Period in the 1996 calendar year; and

                           -        for the Accounting Periods beginning April
1, 1997 and thereafter, the Loss Carryforward Rate, as described in Article VIII, Paragraph 2.

III. ARTICLE VI, EXPENSE AND RISK CHARGES, Paragraph 2, is replaced in its entirety by the following:

          2. Expense and Risk Charge. The Expense and Risk Charge for each Accounting Period subsequent to the initial Accounting Period, payable to the Reinsurer by the Ceding Company, will be equal to (i) plus (ii) plus (iii), where:

                           (i)        equals the Expense and Risk Charge Rate,
as defined below, times the Loss Carryforward, determined in accordance with
Article VIII, Paragraph 1, item (i), at the end of the preceding Accounting Period, with accrued interest thereon;

                           (ii)       equals the Expense and Risk Charge Rate,
as defined below, times the Expense and Risk Charge Base, as defined below; and

                           (iii)      for the Accounting Period ending December
31, 1994 only, equals 1.0 percent times 3.2 percent of the Supplemental Consideration, determined in accordance with Article II, Paragraph 1, but not to exceed 1.65 percent times $5.2 million.

                  The Expense and Risk Charge Rate for each Accounting Period is defined as follows:

                     For Accounting          Expense and
                  Periods Ending During    Risk Charge Rate
                  ---------------------    ----------------
                  1994 through 2001             .4125%

                  2002 and thereafter           .4142%

                  The Expense and Risk Charge Base for each Accounting Period is defined as follows:

                     For Accounting
                  Periods Ending During   Expense and Risk Charge Base
                  ---------------------   ----------------------------

                  1994 through 2001       greater of either (a) the Unamortized
Ceding Commission, determined in accordance with Article III, Paragraph 2, at the end of the preceding Accounting Period, plus the Ceding Commission Rate, as described in Article III, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year and not to exceed $2.15 million for the 1996 calendar year, minus the Maximum Unamortized Ceding Commission Adjustment, determined in accordance with Article III, Paragraph 4, or (b) quantity (iv) as defined below, but never less than zero

                  2002 and thereafter     (iv) below, but never less than zero,
where:

                  (iv)     equals (a) plus (b) plus (c) minus (d) plus (e) plus
(f), where:

                           (a)      equals the Unamortized Ceding Commission,
determined in accordance with Article III, Paragraph 2, at the end of the preceding Accounting Period;

                           (b)      equals the Ceding Commission Rate, as
described in Article III, Paragraph 1, times the Reinsurance Premiums, determined in accordance with Article II, Paragraph 2, but not to exceed $1 million for the 1995 calendar year and not to exceed $2.15 million for the 1996 calendar year;

                           (c)      equals the absolute value of any Reinsurance
Loss, determined in accordance with Article VII;

                           (d)      equals any Reinsurance Gain, determined in
accordance with Article VII;

                           (e)      equals the Interest Expense Charge,
determined in accordance with Article II, Paragraph 4; and

                           (f)      equals the Interest on the Unamortized
Ceding Commission, determined in accordance with Article III, Paragraph 9.

                  In no event will the Expense and Risk Charge payable be less than $20,000 for any Accounting Period after December 31, 2001.

IV. SCHEDULE A, ANNUITIES AND RISKS REINSURED, is replaced in its entirety by the following:

                  Annuities and Risks Reinsured. Beginning on the Effective Date of this Agreement, the Reinsurer reinsures a quota share of the Ceding Company's net liability with respect to a portion of the account values invested in variable accounts under those variable annuities issued by the Ceding Company and described below:

                                                Quota        Contract and
       Plan                    Issue Years      Share      Certificate Numbers
       ----                    -----------      -----      -------------------
       Venture Variable
       Annuity 3               1987 - 1993       64%          203-VA

       Venture Vision          1993 - 1996       95%          VEN 10

       Venture Vision          1994 - 1996       95%          VISION.001

                  Beginning on December 31, 1994, under this Agreement the Reinsurer also reinsures an additional 31 percent quota share of the Ceding Company's net liability with respect to a portion of the account values invested in variable accounts under those variable annuities issued by the Ceding Company and described below:

                                                   Contract and
        Plan                   Issue Years       Certificate Numbers
        ----                   -----------       -------------------
        Venture Variable
        Annuity 3              1987 - 1993             203-VA

                  "Net liability," as used in this Agreement, means the Ceding Company's liability on annuities reinsured hereunder, net of other reinsurance.

V. SCHEDULE B, QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS, is replaced in its entirety by Exhibit A.

VI.      The following information is added to SCHEDULE D, CEDING COMPANY DATA:

         - Quarterly accounting settlement reports for this Agreement received by the Reinsurer since inception

         - December 31, 1995 prospectuses for Venture 3, Vision 5 and Vision 25

         - Facsimile from Larry Seller of the Ceding Company dated July 25, 1996 which included the reinsurance cost calculation and the update Venture Vision pricing assumptions

VII. SCHEDULE E, RATES, Paragraph 2, is replaced in its entirety by the following:

          2. Ceding Commission Rate. The Ceding Commission Rate for each Accounting Period, subsequent to the initial Accounting Period, is defined as follows:

                              For Accounting            Ceding
                           Periods Ending During    Commission Rate
                           ---------------------    ---------------
                           1994 and 1995                 1.67%

                           1996                          2.84%

                           1997 and thereafter              0%

In witness of the above, this Amendment Six is executed in duplicate on the dates indicated below with an Effective Date of January 1, 1996.

NORTH AMERICAN SECURITY LIFE
INSURANCE COMPANY ("Ceding Company")

   By:_____________________________

Title:_____________________________

 Date:_____________________________



RGA REINSURANCE COMPANY
("Reinsurer")

   By:_____________________________

Title:_____________________________

 Date:_____________________________

                                                                       EXHIBIT A

                                   SCHEDULE B

                  QUARTERLY REPORT OF ACTIVITY AND SETTLEMENTS

                        FROM CEDING COMPANY TO REINSURER

                        Accounting Period:______________
                        Calendar Year:__________________
                        Date Report Completed:__________


 1.     Initial Consideration (Article II, Paragraph 1)*
        a.    Initial Consideration                           ________
        b.    Amount of Initial Consideration withheld by
              Ceding Company                                  ________
        Portion of Initial Consideration paid in cash
        = a - b                                               ________

 2.     Supplemental Consideration (Article II, Paragraph 1)            ________

 3.     Reinsurance Premiums (Article II, Paragraph 2)
        a.    Reinsurance Premiums
              A.    Venture Variable Annuity 3 Reinsurance
                    gross premiums                            ________
              B.    Venture Vision Reinsurance Premiums -
                    first policy year gross premiums          ________
              C.    Venture Vision Reinsurance Premiums -
                    renewal gross premiums                    ________
              D.    Statutory reserves transferred from fixed
                    accounts to variable accounts [item (ii)] ________
              Total Reinsurance Premiums = A + B + C + D                ________
        b.    Amount of Reinsurance Premiums withheld by
              Ceding Company                                  ________
        Portion of Reinsurance Premiums paid in cash = a - b            ________

 4.     Benefit Payments (Article IV)
        a.    Death Benefits                                  ________
        b.    Cash Surrender Values                           ________
        c.    Annuity Benefits                                ________
        Benefit Payments = a + b + c                                    ________

 5.     Initial Reserve Adjustment (Article V, Paragraph 1)*            ________

 6.     Modified Coinsurance Reserve Adjustment (Article V, Paragraph 2)
        a.    Modified Coinsurance Reserve end of
              preceding Accounting Period                     ________
        b.    Modified Coinsurance Reserve end of
              current Accounting Period                       ________
        c.    Equals b - a                                    ________
        d.    Modified Coinsurance Reserve Investment
              Credit (Schedule C)                             ________
        Modified Coinsurance Reserve Adjustment = c - d                 ________

                                                             EXHIBIT A CONTINUED


 7.     Reinsurance Gain = 2 + 3a - 4 - 6 - 15 - 16
        (If negative, see Article VII)                                  ________

 8.     Reinsurance Loss = 2 + 3a - 4 - 6 - 15 - 16
        (If positive, see Article VII)                                  ________

 9.     Loss Carryforward [Article VIII, Paragraph 1, item (i)]         ________

10.     Initial Expense and Risk Charge (Article VI, Paragraph 1)*      ________

11.     Expense and Risk Charge (Article VI, Paragraph 2)               ________

12.     Ceding Commission (Article III, Paragraph 1)                    ________

13.     Unamortized Ceding Commission (Article III, Paragraph 2)        ________

14.     Unamortized Ceding Commission Adjustment
        (Article III, Paragraph 3)                                      ________

15.     Allowances for Commissions and Expenses
        (Article III, Paragraph 7)                                      ________

16.     Allowances for Death Benefit Guarantee
        (Article III, Paragraph 8)                                      ________

17.     Experience Refund = 7 + 8 - 9 - 11 - 14 - 20 - 21
        (If negative, see Article IX)                                   ________

18.     Funds Withheld payment [Article II, Paragraph 3, item (ii)]     ________

19.     Funds Withheld = Prior 19 + 1b + 2b - 18
        (Article II, Paragraph 3)                                       ________

20.     Interest Expense Charge (Article II, Paragraph 4)               ________

21.     Interest on the Unamortized Ceding Commission
        (Article III, Paragraph 9)                                      ________

22.     Cash Settlement =
        1 + 2 + 3 - 4 - 5 - 6 + 10 - 12 - 15 - 16 - 17 + 18             ________

*Initial Accounting Period, only.


Terminal Accounting and Settlement (Partial recapture)
(Article XII, Paragraph 3)

A.      Modified Coinsurance Reserve (Article V, Paragraph 3) ________

B.      Terminal Reserve Adjustment (Article V, Paragraph 3) ________

                                                             EXHIBIT A CONTINUED

C.      Terminal Ceding Commission (Article III, Paragraph 2)
        a.    Account value at end of preceding Accounting
              Period with respect to portion of annuities reinsured
              hereunder transferred from variable accounts to fixed
              accounts                                       ________
        b.    Account value at end of preceding Accounting
              Period with respect to portion of annuities
              reinsured hereunder                            ________
        c.    Unamortized Ceding Commission at end of
              preceding Accounting Period                    ________
        Terminal Ceding Commission = (a / b) x c                        ________

D.      Portion of Loss Carryforward with respect to portion
        of annuities reinsured hereunder transferred from
        variable accounts to fixed accounts (Article VIII)              ________

Cash Settlement = A - B + C + D                                         ________


Supplemental Information

                                    Venture
                        Total      Variable     Venture
                        Number     Annuity 3    Vision       Total
                          of        Account     Account     Account          Loss
                       Annuities     Value       Value       Value       Carryforward
Beginning of Period    _________   _________    _______     ______       ____________
+ Additions            _________   _________    _______     ______       ____________
- Terminations         _________   _________    _______     ______       ____________
End of Period          _________   _________    _______     ______       ____________

                       Venture      Venture     Account      Account
                       Variable     Vision       Value        Value
                       Annuity 3    Number      Invested     Invested
                       Number of      of        in Fixed    in Variable
                       Annuities   Annuities    Accounts     Accounts
Beginning of Period    _________   _________    _______     ______
+ Additions            _________   _________    _______     ______
- Terminations         _________   _________    _______     ______
End of Period          _________   _________    _______     ______


Termination Rate (Article III, Paragraph 5)

a.    Total number of annuities reinsured hereunder as of
      date current Accounting Period ends                               ________

b.    Total number of annuities reinsured hereunder as of
      the date one year prior to the date the current
      Accounting Period ends                                            ________

c.    Termination Rate 1 - (a / b)   ________

                                                             EXHIBIT A CONTINUED


Investment Credit Accumulation Rate (Article III, Paragraph 6)

a.    Modified Coinsurance Reserve Investment Credit
           Current Accounting Period                           ________
           First most recent Accounting Period                 ________
           Second most recent Accounting Period                ________
           Third most recent Accounting Period                 ________  _______

b.    Account value as of date one year prior to date
      current Accounting Period ends                                     _______

c.    Account value as of date current Accounting Period ends            _______

d.    Investment Credit Accumulation Rate
      a / [.5 x (b + c)]                                                 _______


Allowances for Commissions and Expenses (Article III, Paragraph 7)

a.    $8.4375 (x 1.04 n) x quota share reinsured hereunder x
      number of annuities reinsured hereunder and inforce
      at end of current Accounting Period                                _______

b.    Total account value invested in variable accounts on
      annuities reinsured hereunder / total account value
      invested in fixed and variable accounts on annuities
      reinsured hereunder                                                _______

c.    .0125% x portion of account value of annuities reinsured
      hereunder at end of current Accounting Period                      _______

d.    Trailer Commission x portion of account value of Venture
      Variable Annuity 3 annuities reinsured hereunder and inforce
      at end of current Accounting Period                                _______

e.    Renewal Commission Rate x portion of gross renewal premiums with respect to Venture Variable Annuity 3 annuities
      reinsured hereunder                                                _______

f.    .25% x portion of account value, attributable to purchase
      payments received by Ceding Company thirteen months or more prior to their trailer commission dates, of Venture Vision annuities reinsured hereunder and inforce at end of current
      Accounting Period                                                  _______

g.    Renewal Commission Rate x portion of gross renewal premiums with respect to Venture Vision annuities reinsured hereunder
      received 13 months after issue date                                _______

h.    Allowances for Commissions and Expenses =
      [a x b] + c + d + e + f + g                                        _______

                                 AMENDMENT SEVEN


                       ATTACHED TO AND MADE A PART OF THE


                      REINSURANCE AGREEMENT NUMBER 1293-104


                                     BETWEEN


            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

       (FORMERLY KNOWN AS NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY)

                                "CEDING COMPANY"


                                       AND


                             RGA REINSURANCE COMPANY

                                   "REINSURER"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I. Effective October 1, 1997, ARTICLE III, COMMISSIONS AND ALLOWANCES, Paragraph 9, is replaced in its entirety by the following:

          9. Interest on the Unamortized Ceding Commission. The Ceding Company will pay the Reinsurer Interest on the Unamortized Ceding Commission at the end of each Accounting Period, subsequent to the initial Accounting Period, equal to [(i) x (ii)] + [{[(iii) + (iv)] / 90} x (v)], where:

                           (i)      equals the portion of the Unamortized Ceding
Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission during the initial Accounting Period in accordance with Paragraph 1 above, calculated as of the end of the preceding Accounting Period;

                           (ii)     equals the Interest Expense Rate, as
described in Article II, Paragraph 5;

                           (iii)    equals the portion of the Unamortized Ceding
Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the calendar years beginning 1994 and thereafter, calculated as of the beginning of the preceding Accounting Period times the number of days from the beginning of the current Accounting Period until the quarterly settlement date, as described Article X, for the preceding Accounting Period;

                             (iv)     equals the portion of the Unamortized
Ceding Commission, determined in accordance with Paragraph 2 above, paid by the Reinsurer to the Ceding Company as Ceding Commission, in accordance with Paragraph 1 above, for the calendar years beginning 1994 and thereafter, calculated as of the end of the preceding Accounting Period times the number of days remaining in the current Accounting Period measured from the quarterly settlement date, as described Article X, for the preceding Accounting Period; and

                           (v)      equals the Loss Carryforward Rate, as
described in Article VIII, Paragraph 2.

II. ARTICLE VIII, LOSS CARRYFORWARD, Paragraph 2, is replaced in its entirety by the following:

          2. Loss Carryforward Rate. The Loss Carryforward Rate for each Accounting Period will be equal to 51.25 basis points plus the quantity [(i) /
(ii)], where:

                           (i)        equals the three month London Interbank
Offered Rates (LIBOR) as published by The Wall Street Journal as of the quarterly settlement date, as described in Article X, for the preceding Accounting Period; and

                           (ii)       equals four.

In witness of the above, this Amendment Seven is executed in duplicate on the dates indicated below with an Effective Date of October 1, 1997.


THE MANUFACTURERS LIFE INSURANCE COMPANY
OF NORTH AMERICA ("Ceding Company")

   By:___________________________

Title:___________________________

 Date:___________________________



RGA REINSURANCE COMPANY
("Reinsurer")

   By:___________________________

Title:___________________________

 Date:___________________________